                                                                   Series Notice

                                             Perpetual Trustees Victoria Limited

                                 Interstar Securitisation Management Pty Limited

                                         Interstar Wholesale Finance Pty Limited

                                               Perpetual Trustee Company Limited

                                                            The Bank of New York

                                                     INTERSTAR MILLENNIUM TRUSTS

                                       INTERSTAR MILLENNIUM SERIES 2005-1G TRUST

                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2005

Series Notice                                             Allens Arthur Robinson
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TABLE OF CONTENTS

1.    INTRODUCTION                                                             1

2.    TRUST                                                                    1

3.    DEFINITIONS AND INTERPRETATION                                           2
      3.1    Definitions                                                       2
      3.2    Interpretation                                                   19
      3.3    Liability                                                        19
      3.4    Business Day                                                     20
      3.5    Code of Banking Practice (2003)                                  20
      3.6    Trustee as trustee                                               21
      3.7    Knowledge of Trustee                                             21
      3.8    Australian Financial Services Licence                            21
      3.9    GST                                                              21

4.    NOTES                                                                   21
      4.1    Conditions of Notes                                              21
      4.2    Summary of conditions of Notes                                   22
      4.3    Issue of Notes                                                   23
      4.4    Trustee's Covenant to Noteholders                                23
      4.5    Repayment of Notes on Principal Repayment Dates                  24
      4.6    Final Redemption                                                 24
      4.7    Period during which interest accrues                             24
      4.8    Calculation of Interest                                          25
      4.9    Aggregate receipts                                               25
      4.10   Ownership of Notes                                               25
      4.11   Taxation                                                         25

5.    REDRAW NOTES                                                            26
      5.1    Note Issue Direction for Redraw Notes                            26
      5.2    Conditions to Note Issue Direction                               26
      5.3    Terms of Note Issue Direction                                    26

6.    CASHFLOW ALLOCATION METHODOLOGY                                         26
      6.1    General                                                          26
      6.2    Calculations                                                     26
      6.3    Redraws                                                          28
      6.4    Liquid Authorised Investments                                    28
      6.5    Interest and other payments                                      28
      6.6    Repayments of Principal Amount and Redemption of Notes           32
      6.7    Charge-offs                                                      37
      6.8    Payments into US$ Account                                        37
      6.9    Payments out of US$ Account                                      38
      6.10   Rounding of amounts                                              38
      6.11   Prescription                                                     38
      6.12   Replacement of Class A Currency Swap                             39
      6.13   Payment Priorities Following enforcement of the Security
                Trust Deed                                                    40

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7.    MASTER TRUST DEED, INVESTMENT MANAGEMENT AGREEMENT AND
      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS                            41
      7.1    Completion of details in relation to Master Trust Deed           41
      7.2    Amendments to Master Trust Deed                                  42
      7.3    Amendments to Investment Management Agreement                    53
      7.4    Additional Representations and Warranties - Approved
                Seller and Trustee                                            55
      7.5    Additional Representations and Warranties - Trust Manager        57
      7.6    Additional Undertakings - Trustee                                57
      7.7    Additional Undertakings - Trust Manager and Servicer             58
      7.8    Additional Representations and Warranties (Loans) - Servicer     61
      7.9    Repetition of Representations, Warranties and Undertakings       62

8.    TRANSFERS TO OTHER TRUST                                                62

9.    PREFUNDING                                                              63

10.   BENEFICIARY                                                             64
      10.1   Issue of Units                                                   64
      10.2   Residual Capital Unit                                            64
      10.3   Residual Income Unit                                             64
      10.4   Register                                                         65
      10.5   Transfer of Units                                                65
      10.6   Limit on rights                                                  66

11.   NOTE TRUSTEE                                                            66
      11.1   Capacity                                                         66
      11.2   Exercise of Rights                                               66
      11.3   Representation and warranty                                      66
      11.4   Payments                                                         66

12.   TAX REFORM                                                              66
      12.1   Taxation of trusts and consolidated groups                       66
      12.2   Amending Bill - taxation of trusts                               67
      12.3   Group tax liabilities                                            67
      12.4   Evidence of tax sharing agreement                                68
      12.5   Objective                                                        68
      12.6   Beneficiaries                                                    69

13.   ATTORNEYS                                                               69

14.   GOVERNING LAW                                                           69

15.   ANCILLIARY FACILITIES                                                   69
      15.1   Ancillary Facilities                                             69
      15.2   Record keeping obligations of Trust Manager                      71

SCHEDULE 1                                                                    72

SCHEDULE 2                                                                    76

      Loan Types                                                              76

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INTERSTAR MILLENNIUM SERIES 2005-1G TRUST

1.   INTRODUCTION
--------------------------------------------------------------------------------

     This Series Notice is issued on __________ April 2005 pursuant to and subject to the Master Trust Deed dated 2 December 1999 (the MASTER TRUST
     DEED) between:

     PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 47 004 027 258) of Level 28, 360
     Collins Street, Melbourne, Victoria in its capacity as trustee of Interstar
     Millennium Series 2005-1G Trust (the TRUSTEE);

     INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ABN 56 100 346 898) of
     Level 10, 101 Collins Street, Melbourne, Victoria in its capacity as Trust
     Manager (the TRUST MANAGER);

     INTERSTAR WHOLESALE FINANCE PTY LIMITED (ABN 72 087 271 109) of Level 10,
     101 Collins Street, Melbourne, Victoria in its capacity as Servicer (the
     SERVICER);

     INTERSTAR WHOLESALE FINANCE PTY LIMITED (ABN 72 087 271 109) of Level 10,
     101 Collins Street, Melbourne, Victoria (the APPROVED SELLER);

     PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) of Level 7, 9
     Castlereagh Street, Sydney, New South Wales in its capacity as trustee of the trust established under the Security Trust Deed (the SECURITY Trustee);
     and

     THE BANK OF NEW YORK of 101 Barclay Street, 21W, New York, New York 10286
     (the CALCULATION AGENT, the PRINCIPAL PAYING AGENT, the NOTE REGISTRAR and,
     in its capacity as trustee for the Class A Noteholders, the NOTE TRUSTEE).

     This Series Notice is issued by the Trust Manager and applies in respect of the Interstar Millennium Series 2005-1G Trust.

     Each party to this Series Notice agrees to be bound by the Transaction
     Documents as amended by this Series Notice in the capacity set out with respect to them in this Series Notice or the Master Trust Deed.

     The parties agree that the Approved Seller is to be an Approved Seller for the purposes of the Master Trust Deed, this Series Notice and the other
     Transaction Documents for the Trust.

     The parties agree that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Series Notice and the other Transaction
     Documents for the Trust.

     The parties agree that the Security Trustee is to be a Security Trustee for the purposes of the Master Trust Deed, this Series Notice and other
     Transaction Documents for the Trust.

2.   TRUST
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     The parties agree that the Trust will be a TRUST for the purposes of the
     Transaction Documents.

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3.   DEFINITIONS AND INTERPRETATION
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3.1  DEFINITIONS

     Unless otherwise defined in this Series Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Series
     Notice.

     In this Series Notice, and for the purposes of the definitions in the
     Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Trust, and do not apply to any other Trust (as defined in the Master
     Trust Deed).

     A$ EXCHANGE RATE means, on any date in relation to the Class A Notes, the rate of exchange (set as at the commencement of the Class A Currency Swap)
     applicable under the Class A Currency Swap for the exchange of US dollars for Australian dollars.

     ACCEPTABLE INSURANCE POLICY means a policy of insurance effected by the
     Servicer:

     (a)  with an insurance company whose claims paying ability has an assigned rating of not less than BBB by S & P; and

     (b)  which provides insurance cover (for an amount of not less than
          A$500,000) to the Servicer in relation to the payment of any Penalty
          Payment (as defined in clause 32.18 of the Master Trust Deed) by the
          Servicer.

     ADDITIONAL REPAYMENT means any repayment of principal made by an Obligor under a Loan held by the Trustee which is in addition to the scheduled repayments or instalments which the Obligor is legally obliged to make in accordance with the terms of the Obligor's Loan Agreement.

     ADVERSE EFFECT means an event which will materially and adversely affect the amount of any payment to be made to any Noteholder, or will materially and adversely affect the timing of such payment, (including the withdrawal, qualification or downgrade of the rating of a Note by any Designated Rating
     Agency).

     AGENCY AGREEMENT means the Agency Agreement dated on or about the date of this Series Notice between the Principal Paying Agent, the Note Registrar, the Calculation Agent, the Trustee, the Note Trustee and the Trust Manager.

     AGGREGATE PRINCIPAL LOSS AMOUNT means, in relation to a Collection Period, an amount equal to the aggregate of all Principal Losses for that
     Collection Period.

     ANCILLARY FACILITY means any of the following facilities provided to the
     Obligors in relation to the Loans of the Trust:

     (a)  cheque book facility;

     (b)  paperless direct debit facility;

     (c)  paperless direct credit facility;

     (d)  credit card facility;

     (e)  debit card facility;

     (f)  deposit facility;

     (g)  payment facility known as "BPAY"; or

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     (h)  any other credit or financial facility or form of financial accommodation to those Obligors.

     ANCILLARY FACILITY DOCUMENT means any document from time to time in relation to an Ancillary Facility and includes:

     (a)  the Cheque Deposit and Direct Paperless Entry Facilities Agreement
          between NAB, the Servicer and Perpetual Trustees Victoria Limited (the
          FACILITIES AGREEMENT);

     (b)  the Collateral Agreement between NAB, the Servicer and Perpetual
          Trustees Victoria Limited; and

     (c)  the Consent Deed between NAB, Interstar Nominees (B) Pty Limited,
          Interstar Nominees (N) Pty Limited; Interstar Nominees (R) Pty
          Limited, the Servicer, Interstar Home Loan Corporation Pty Ltd,
          Perpetual Trustees Victoria Limited, Perpetual Trustee Company Limited
          and the Warehouse Financiers listed in that document (as amended from time to time),

     in relation to the provision of Ancillary Facilities.

     APPROVED BANK means a Bank which has a short term rating of at least A-1+
     from S&P and P-1 from Moody's and which is approved by the Trust Manager in writing.

     APPROVED SELLER'S FEE has the meaning given in clause 7.1(c).

     ARREARS subsist in relation to a Loan held by the Trustee if the Obligor under that Loan fails to pay any amount due under that Loan on the day it was due.

     ASSET means any asset of the Trust from time to time including any Loan,
     Mortgage or Related Security specified in a Sale Notice which are to be acquired in favour of the Trust, or any Authorised Investment acquired by the Trust or the Trustee's rights under any Support Facility.

     ATTORNEY has the meaning given in the Security Trust Deed.

     AUTHORISED INVESTMENTS has the meaning given to it in the Master Trust Deed
     (as amended by this Series Notice) and includes deposits by the Trustee with an Approved Bank as contemplated under any Ancillary Facility Document and Liquid Authorised Investments.

     AUTHORISED SIGNATORY means:

     (a)  in relation to the Trustee or the Security Trustee, a director, secretary or duly appointed attorney of the Trustee or Security
          Trustee (as the case may be) or an officer of the Trustee or Security
          Trustee (as the case may be) whose title contains the word 'director',
          'manager' or 'counsel' or a person performing the functions of any of them;

     (b)  in relation to the Trust Manager, the Servicer or the Approved Seller,
          a director, secretary or duly appointed attorney of the Trust Manager, the Servicer or the Approved Seller (as the case may be) or any other person from time to time whose name, title or position and specimen signature are set out in a certificate signed by two directors or one director and one secretary of the Trust Manager, the Servicer or the
          Approved Seller (as the case may be) confirming that person's appointment as an Authorised Signatory for the purposes of the Trust;
          and

     (c)  in relation to the Note Trustee, any officer within the corporate trust department of the Note Trustee, including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer or any other officer of the Note Trustee who customarily performs functions

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          similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the trust constituted by the Note Trust Deed.

     AUTHORISED SWAP PROVIDER means a counterparty rated at least A-1 (short term) by S&P and A2 (long term) and P-1 (short term) by Moody's.

     BANK means:

     (a)  a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian jurisdiction to carry on the general business of banking;

     (b)  a person authorised under the Financial Services and Markets Act 2000
          (UK) to carry on a business of accepting deposits; or

     (c)  a banking institution or trust company organised or doing business under the laws of the United States of America or any state of it.

     BANK BILL RATE means as at any date the rate per cent per annum being the average of the buying and selling rates for a three month bill quoted on the page designated "BBSW" of the Reuters Monitor System at or about 10.30 am (Melbourne time) on that date by each person so quoting (but not less than five) and rounding the resultant figure upwards to four decimal places, provided that if in respect of any date the BANK BILL RATE cannot be determined because fewer than five persons have quoted rates or a rate is not displayed for a term equivalent to that period, then the BANK BILL
     RATE for that date shall mean such rate as determined by the Trust Manager or a Financial Advisor nominated by the Trust Manager having regard to comparable indices then available. In the event that any such date is not a
     Business Day, then the BANK BILL RATE applicable on that date shall be deemed to be the BANK BILL RATE which is applicable on the Business Day next succeeding that date. A certificate signed by the Trust Manager or a
     Financial Advisor nominated by the Trust Manager certifying as to the BANK
     BILL RATE on any date shall be final and conclusive evidence thereof in the absence of manifest error.

     BENEFICIARY means, in relation to the Trust, each holder of a Unit (as defined in clause 10).

     BENEFICIARY DISTRIBUTION means a distribution to a Residual Income
     Beneficiary under clause 6.5(a)(xiii), clause 6.6(a)(i)(E).

     BREAK COSTS means any break costs, early termination payments or payments in the nature of compensation which are payable by the Trustee to a Swap
     Provider consequent upon the early termination of a Hedge Agreement and where such break costs or compensation are not recoverable by the Trustee from any other person. Without limiting the foregoing, Break Costs do not include any costs or payments payable to a Swap Provider by the Trustee to the extent such costs or payments are recovered by the Trustee from Break
     Payments.

     BREAK PAYMENT means any amount owed by an Obligor under a Loan which is subject to a fixed rate of interest and which amount is owed following payment by that Obligor of any principal before the due date for that principal, in accordance with the terms of the relevant Loan Agreement (and includes any amount owed by the relevant Mortgage Insurer with respect to the obligation of that Obligor to pay any such amount).

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     BUSINESS DAY means any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, New York City,
     Melbourne and Sydney.

     CALCULATION AGENT means initially The Bank of New York or such other person appointed as calculation agent under the Agency Agreement.

     CARRYOVER CHARGE-OFF means, in relation to a Payment Date, the aggregate amount of all Charge-offs made prior to that Payment Date and which have not been reduced under clause 6.5(a)(ix) prior to that Payment Date.

     CHARGE-OFF means, in relation to a Payment Date, the amount (if any) by which the Aggregate Principal Loss Amount for the corresponding Collection
     Period exceeds the amount allocated or available for allocation on that
     Payment Date under clause 6.5(a)(viii).

     CLASS A A$ EQUIVALENT means, in relation to an amount denominated or to be denominated in US$:

     (a)  prior to the termination of the Class A Currency Swap, the amount converted to (and denominated in) A$ at the A$ Exchange Rate in relation to the Class A Notes; and

     (b)  after the termination of the Class A Currency Swap, the amount that, when converted into US dollars at the then-prevailing spot exchange rate in New York City for Australian dollar purchases of US dollars, will equal the US dollar amount owing in respect of principal or interest, as applicable, on the Class A Notes to be paid from or by reference to such amount.

     CLASS A A$ INTEREST AMOUNT means, in relation to a Payment Date, the amount in Australian dollars calculated as follows:

     (a)  on a daily basis at a rate equal to the aggregate of the Bank Bill
          Rate and the Spread (as defined in the Class A Currency Swap) for the relevant Interest Period;

     (b)  on the Class A A$ Equivalent of the Principal Amount of the Class A
          Notes as at the first day of the Interest Period ending on that
          Payment Date; and

     (c)  on the basis of the actual number of days in the relevant Interest
          Period and a year of 365 days,

     together with any unpaid Class A A$ Interest Amount in respect of previous
     Payment Dates.

     CLASS A CURRENCY SWAP means, in relation to the Class A Notes, the currency swap agreement entered into between the Class A Currency Swap Provider, the
     Trust Manager and the Trustee dated on or about the date of this Series
     Notice, together with the schedules and confirmations with respect thereto and any replacement Class A Currency Swap entered into in accordance with the Transaction Documents.

     CLASS A CURRENCY SWAP PROVIDER means initially Barclays Bank PLC and subsequently any replacement currency swap provider appointed in accordance with the Transaction Documents.

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     CLASS A MORTGAGEES means the Note Trustee on behalf of the Class A
     Noteholders, and, if the Note Trustee has become bound to take steps and/or to proceed under the Security Trust Deed and fails to do so within a reasonable time and such failure is continuing, the Class A Noteholders, and then only if and to the extent the Class A Noteholders are able to do so under the Transaction Documents and Australian law.

     CLASS A NOTE means a Note issued as a Class A Note by the Trustee with the characteristics of a Class A Note under this Series Notice.

     CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

     CLASS A NOTE OWNER means, with respect to a Global Note, the person who is the beneficial owner of such Global Note, as reflected on the books of the relevant Clearing Agency, or on the books of the person maintaining an account with such Clearing Agency (directly as Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

     CLASS AB NOTE means a Note issued as a Class AB Note by the Trustee with the characteristics of a Class AB Note under this Series Notice.

     CLASS AB NOTEHOLDER means a Noteholder of a Class AB Note.

     CLASS B NOTE means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Series Notice.

     CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

     CLEARING AGENCY means, in relation to the Class A Notes, an organisation registered as a CLEARING AGENCY pursuant to section 17A of the Exchange Act appointed by the Trust Manager and the Trustee to hold Notes (directly or through a Common Depository), and initially means DTC.

     CLEARING AGENCY PARTICIPANT means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the
     Clearing Agency.

     CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme.

     CLOSING DATE means, in relation to the Trust and any Purchased Loan, 4 May
     2005.

     COLLECTION ACCOUNT means, in relation to the Trust, an account with NAB for so long as it is an Approved Bank or any other account, opened and maintained by the Trustee with an Approved Bank under clause 26 of the
     Master Trust Deed.

     COLLECTION PERIOD means, in relation to a Payment Date other than the first and final Payment Dates, the period from (and including) the date which is
     6 Business Days before the Payment Date preceding that Payment Date to (but excluding) the date which is 6 Business Days before that Payment Date. The first Collection Period is the period from (but excluding) the first
     Cut-Off Date to (and including) [*] 2005. The Collection Period in relation to the final Payment Date is the period from (and including) the date which is 6 Business Days before the Payment Date immediately prior to that final
     Payment Date to (but excluding) the date which is 6 Business Days before that final Payment Date.

     COLLECTIONS means, in relation to the Trust for a period, Income and
     Mortgage Principal Repayments for that period.

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     COMMON DEPOSITORY means, in relation to Class A Notes, Cede & Co, as nominee for DTC or any Clearing Agency appointed from time to time to be
     (or to have its nominee be) the registered owner of a Global Note.

     CONDITIONS means, in relation to a Class A Note, the terms and conditions of that Class A Note, as annexed to the Note Trust Deed.

     CORPORATIONS ACT means the Corporations Act 2001 (Cth).

     CUT-OFF DATE means close of business on [10 March] 2005.

     DEALER AGREEMENT means the Dealer Agreement dated on or about the date of this Series Notice between the Trustee, the Trust Manager, the Servicer and
     J.P.Morgan Australia Limited.

     DEFAULTING PARTY has:

     (a)  in relation to the Interest Rate Swap, the meaning given in the
          Interest Rate Swap; and

     (b)  in relation to the Class A Currency Swap, the meaning given in that
          Class A Currency Swap.

     DEFINITIVE NOTE means a Class A Note in definitive form issued or to be issued in respect of any Class A Note under, and in the limited circumstances specified in, the Note Trust Deed and includes any replacement for a Definitive Note issued under the relevant Conditions.

     DESIGNATED RATING AGENCY means:

     (a)  in relation to the Redraw Notes, any rating agency so specified prior to the issue of the Redraw Notes;

     (b)  in relation to the Class A Notes, S&P and Moody's;

     (c)  in relation to the Class AB Notes, S&P and Moody's;

     (d)  in relation to the Class B Notes, S&P and Moody's; and

     (e)  otherwise, S&P and Moody's.

     DETERMINATION DATE means, in relation to a Payment Date, the date which is
     4 Business Days before that Payment Date.

     DTC means The Depository Trust Company.

     EASYDOC LOAN means a Loan, designated as such, in respect of which:

     (a)  the relevant Obligor, at the time of settlement of the Loan, is self-employed or a full-time investor; and

     (b)  there are no income verification requirements.

     ELIGIBILITY CRITERIA means the criteria set out in schedule 1.

     ENFORCEMENT EXPENSES means the costs and expenses incurred by the Approved
     Seller or the Servicer in connection with the enforcement of any Purchased
     Loans or the related Loan Rights.

     EUROCLEAR means Euroclear Bank S.A./N.V. as operator of the Euroclear
     System.

     EXCESS SPREAD means, in relation to the Trust and each Other Trust, all amounts available to be distributed to Interstar Wholesale Finance Pty
     Limited in its capacity as a beneficiary of the Trust or

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     that Other Trust (as the case may be) under or in respect of the Trust or that Other Trust (as the case may be).

     EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended.

     EXPENSES has the meaning in the Master Trust Deed and includes any
     Trustee's Fee, any Trust Manager's Fee, any Servicer's Fee, any fees and other amounts payable by the Trustee to the Note Trustee, the Calculation
     Agent, a Paying Agent or the Note Registrar under the Transaction Documents and any amounts payable or incurred by the Trustee, the Trust Manager or the Servicer in relation to the Trust under any Ancillary Facility but excluding:

     (a)  any Redraw; and

     (b)  any amounts required to be applied under clause 6 of the Facilities
          Agreement to maintain the minimum balance required to be standing in credit in the Trust Drawings Account (as defined in the Facilities
          Agreement).

     EXPENSES MARGIN means the percentage as determined by the Servicer representing a margin to assist with the payment of Expenses and sufficient to allow each Designated Rating Agency to affirm the ratings on the Notes.

     FINANCIAL ADVISOR means a financial institution which is, in the reasonable opinion of the Trust Manager, experienced and competent in the assessment of investment cash flows and the provision of financial advice in relation thereto.

     GLOBAL NOTE means any global note issued or to be issued by the Trustee under the Note Trust Deed representing Class A Notes..

     GST means any goods and services tax, broad based consumption tax or value added tax imposed by any Australian Government Agency and includes any goods and services tax payable under the A New Tax System (Goods and
     Services Tax) Act 1999.

     HEDGE AGREEMENT has the meaning in the Master Trust Deed and, in relation to the Trust, includes an Interest Rate Swap and the Class A Currency Swap.

     INCOME means, in relation to a Collection Period, all moneys, rights and property which is received by the Trustee during that Collection Period by way of interest or otherwise in the nature of income in respect of the
     Authorised Investments and, without limiting the generality of the foregoing, includes:

     (a)  amounts attributable to interest received under Hedge Agreements;

     (b)  interest on Income and any other moneys received;

     (c)  amounts in the nature of, or attributable to, interest derived under a
          Support Facility (other than a Hedge Agreement);

     (d)  any Break Payments received from Obligors or Mortgage Insurers; and

     (e)  interest and fees received from Obligors.

     INCOME PERCENTAGE means, in relation to a Residual Income Beneficiary at any time, the subscription price paid by that Residual Income Beneficiary for all Residual Income Units held by that Residual Income Beneficiary divided by the total subscription prices of all Residual Income Units recorded in the Register maintained under clause 10.4 at that time, expressed as a percentage.

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     INFORMATION MEMORANDUM means:

     (a)  in relation to the Class A Notes, the prospectus relating to those
          Class A Notes dated [[*] April] 2005;

     (b)  in relation to the Class AB Notes and the Class B Notes, the information memorandum relating to those Class AB Notes and Class B
          Notes dated [[*] April] 2005;

     (c)  in relation to Redraw Notes, any information memorandum, prospectus or other selling or distribution information relating to those Redraw
          Notes,

     and includes any supplement to or amendment of that prospectus, offering circular or information memorandum (as the case may be).

     INITIAL PRINCIPAL AMOUNT means, in respect of a Note, the amount specified in clause 4.2(b) as the Initial Principal Amount for that Note.

     INTEREST means, in respect of a Note and an Interest Period for that Note, all interest accrued on the Note in respect of that Interest Period in accordance with clause 4.8.

     INTEREST ADJUSTMENT means, in relation to the Approved Seller, all interest and fees accrued on the Purchased Loans, purchased from the Approved
     Seller, up to (but excluding) the Closing Date for those Purchased Loans which are unpaid as at the close of business on that Closing Date.

     INTEREST PAYMENT DATE means, for the purposes of the Master Trust Deed, and each Note, each Payment Date.

     INTEREST PERIOD means in relation to a Note and:

     (a)  the first Interest Period for that Note, the period commencing on (and including) the issue date of that Note and ending on (but excluding)
          the first Payment Date after that issue date;

     (b)  the final Interest Period for that Note, the period commencing on (and including) the Payment Date prior to the earlier of the Maturity Date and the date on which that Note is redeemed in accordance with its terms and ending on (but excluding) the Maturity Date and the date on which that Note is so redeemed (as the case may be); and

     (c)  each other Interest Period for that Note, each period commencing on
          (and including) a Payment Date and ending on (but excluding) the next
          Payment Date.

     INTEREST RATE means:

     (a)  in relation to a Class A Note and an Interest Period for that Class A
          Note:

          (i)  LIBOR on the relevant Rate Reset Date for that Interest Period;
               plus

          (ii) the MBS Margin for that Class A Note; plus

          (iii) from (and including) the Step-Up Margin Date, the Step-Up Margin for that Class A Note;

     (b)  in relation to a Class AB Note or a Class B Note and an Interest
          Period for that Class AB Note or Class B Note:

          (i)  the Bank Bill Rate on the relevant Rate Reset Date for that
               Interest Period; plus

          (ii) the MBS Margin for that Class AB Note or Class B Note; plus

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          (iii) from (and including) the Step-Up Margin Date, the Step-Up Margin for that Class AB Note or Class B Note; and

     (c)  in relation to a Redraw Note and an Interest Period for that Redraw
          Note, the interest rate specified in respect of that Redraw Note at its issue.

     INTEREST RATE SWAP means any interest rate swap agreement between a party which is an Authorised Swap Provider on the date the swap agreement is entered into, the Trust Manager and the Trustee, together with the schedules and confirmations with respect thereto, in relation to the interest rate risk arising from a Loan which at any time bears a fixed rate of interest as at that time.

     INTEREST RATE SWAP PROVIDER means a counterparty who enters into an
     Interest Rate Swap with the Trustee.

     INVESTMENT RATE means the rate determined as the Investment Rate from time to time under this Series Notice and the Servicing Agreement.

     IRISH PAYING AGENT means AIB/BNY Fund Management (Ireland) Limited.

     ISDA means the International Swaps and Derivatives Association, Inc.

     ISDA DEFINITIONS means the 2000 ISDA definitions, as amended and updated as at the Note Issue Date.

     LIBOR means, in relation to any Interest Period for a Class A Note (other than the first Interest Period), the rate applicable for deposits in US dollars for a period of 3 months which appears on the Telerate Page 3750 as of 11.00 am, London time, on the relevant Rate Reset Date and, in relation to the first Interest Period for a Class A Note, the linear interpolation of the rates applicable for deposits in US dollars for 3 and 4 months which appear on the Telerate Page 3750 as of 11.00 am, London time, on the relevant Rate Reset Date. If such rate does not appear on the Telerate Page
     3750, the rate for that Interest Period will be determined as if the
     Trustee and the Calculation Agent had specified USD-LIBOR-REFERENCE BANKS as the applicable Floating Rate Option under the ISDA Definitions.
     USD-LIBOR-REFERENCE BANKS means that the rate for an Interest Period for a
     Class A Note will be determined on the basis of the rates at which deposits in US dollars are offered by four major banks in the London interbank market agreed to by the Calculation Agent and the Class A Currency Swap
     Provider (the REFERENCE BANKS) at approximately 11.00 am, London time, on the relevant Rate Reset Date to prime banks in the London interbank market for a period of 3 months (or 3 and 4 months, as the case may be) commencing on the first day of the Interest Period and in a Representative Amount (as
     defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided by
     Reference Banks to the Calculation Agent, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided by Reference Banks to the Calculation Agent following the
     Calculation Agent's request, the rate for that Interest Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent and the Class A Currency Swap Provider,
     at approximately 11.00 am, New York City time, on that Rate Reset Date for loans in US dollars to leading European banks for a period of 3 months (or
     3 and 4 months, as the case may be) commencing on the first day of the
     Interest Period and in a Representative Amount. If no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this definition.

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     LINE OF CREDIT COMMITMENT means as at any date the then amortised facility limit under an Interstar "Non Capitalising Line of Credit" Account Loan or
     an Interstar "Capitalising Line of Credit" Account Loan (as referred to in schedule 2) (or under an Interstar "Split" Account Loan (as referred to in schedule 2) which has the general characteristics of an Interstar "Non
     Capitalising Line of Credit" Account Loan or an Interstar "Capitalising
     Line of Credit" Account Loan (as referred to in schedule 2)) which forms part of the Assets of the Trust.

     LIQUID AUTHORISED INVESTMENTS as at any date means any of the following
     Authorised Investments:

     (a)  Bills, promissory notes or other negotiable instruments accepted drawn or endorsed by a Bank which has a short term rating of at least A-1+
          from S&P and P-1 from Moody's which is approved by the Trust Manager in writing;

     (b)  cash and/or deposits with an Approved Bank, or the acquisition of certificates of deposit or any other debt security issued by a Bank which has a short term rating of at least A-1+ from S&P and P-1 from
          Moody's which is approved by the Trust Manager in writing;

     (c)  loan securities issued, secured or guaranteed by the Government of
          Australia or any State or Territory within the Commonwealth of
          Australia;

     (d)  any other Authorised Investments of a type approved by each Designated
          Rating Agency.

     LIQUIDATED LOAN means a Purchased Loan with respect to which a default has occurred and the Trust Manager has determined that all Liquidation Proceeds likely to be recoverable have been recovered, having regard to:

     (a)  the enforcement of the Mortgage and any Loan Security in relation to that Purchased Loan;

     (b)  any sale of the Land subject to the Mortgage in relation to that
          Purchased Loan;

     (c)  any proceeds paid on the compulsory acquisition of that Land by any
          Government Agency;

     (d)  any payments received from any relevant Obligor on account of any amount outstanding under that Purchased Loan;

     (e)  such other matters as the Trust Manager reasonably determines to be relevant.

     LIQUIDATION LOSS means, in relation to a Purchased Loan which becomes a
     Liquidated Loan during a Collection Period, the Unpaid Balance of that
     Purchased Loan after the application of all Liquidation Proceeds relating to that Purchased Loan, including any Enforcement Expenses in respect of that Purchased Loan.

     LIQUIDATION PROCEEDS means, in relation to a Purchased Loan, the amount received by or on behalf of the Trustee in connection with the liquidation of such Purchased Loan including, without limitation:

     (a)  proceeds arising from the enforcement of the Mortgage in relation to that Purchased Loan and sale of the Land subject to that Mortgage;

     (b)  proceeds arising from the enforcement of any Loan Security in relation to that Purchased Loan;

     (c)  the proceeds of any claim under the relevant Mortgage Insurance Policy or Title Insurance Policy; and

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     (d)  proceeds arising from any resumption or compulsory acquisition of the relevant Land by any Government Agency.

     LIQUIDITY PURPOSES includes:

     (a)  replenishing Liquid Authorised Investments to maintain the Prescribed
          Minimum Level;

     (b)  funding Redraws under clause 6.3; and

     (c)  funding advances to Obligors under any Loan Agreement which provides for a line of credit facility or revolving credit facility.

     LOAN means, in relation to the Trust, the rights of the Approved Seller or the Trustee (as the case may require) under or in respect of Loans (as defined in the Master Trust Deed) which are acceptable to the Trustee (in all cases in the form certified by the Approved Seller before the Sale
     Notice, where those rights are to be acquired from the Approved Seller, other than Perpetual Trustees Victoria Limited as trustee of any trust, is or was given, and as certified thereafter from time to time).

     LOAN AMOUNT means, in relation to a Loan held by the Trustee, the principal amount of that Loan from time to time.

     LOAN TO VALUE RATIO means, in relation to a Loan, the ratio (expressed as a percentage) which the outstanding amount of the Loan secured or to be secured by the related Mortgage bears to the value of the Land mortgaged or to be mortgaged both at the time the Obligor entered into the relevant Loan
     Agreement.

     LODOC LOAN means a Loan, designated as such, in respect of which:

     (a)  the relevant Obligor, at the time of settlement of the Loan, has been self-employed or a full time investor for not less than 2 years; and

     (b)  the relevant Obligor, immediately after the settlement of the Loan, has net assets of not less than A$50,000; and

     (c)  the income verification requirements are less extensive than for other
          Loans (other than EasyDoc Loans).

     LOW DOCUMENTATION LOAN means a LoDoc Loan or an EasyDoc Loan.

     MATURITY DATE means, for all Notes, the maturity date specified in clause
     4.2.

     MBS MARGIN means, in relation to a Note, the margin specified in clause 4.2 as the MBS Margin for that Note.

     MORTGAGE INSURANCE POLICY means, in relation to a Loan, an insurance contract issued by a Mortgage Insurer which:

     (a)  insures, during the whole of the proposed term of the Loan, against the risk of default by an Obligor covering:

          (i)  the whole of the Loan Amount due under the Loan;

          (ii) any reasonable expenses incurred in enforcing the Loan and relevant Loan Securities;

          (iii) any unpaid interest calculated at the interest rate applicable if interest is paid on the due date; and

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          (iv) the timely payment for a period of at least 12 months after the date upon which a claim is made under that contract of interest payments under the Loan which remain outstanding for a period of
               14 days;

     (b)  provides that if the Loan is subject to the Consumer Credit
          Legislation then the obligation of the Mortgage Insurer to pay the amounts above cannot be reduced or denied consequent upon a court or tribunal making an order under the Consumer Credit Legislation for a change to the terms of the Loan or the relevant credit contract relating to that Loan; and

     (c)  provides for the Trustee as the insured party.

     MORTGAGE INSURER means PMI Indemnity Limited (ABN 49 000 781 171), GE
     Capital Mortgage Insurance Corporation (Australia) Pty Ltd (ABN 52 081 488
     440), PMI Mortgage Insurance Ltd (formerly MGICA Ltd) (ABN 70 000 511 071),
     GE Mortgage Insurance Pty Ltd (ABN 61 071 466 334) or such other corporation or corporations as approved from time to time by the Trust
     Manager and each Designated Rating Agency.

     MORTGAGE PRINCIPAL REPAYMENTS means, in relation to a Collection Period, all amounts received by the Trustee during that Collection Period in connection with a Loan or Loan Security being:

     (a)  in respect of the repayment of any part of the Loan Amount under the
          Loan;

     (b)  any net receipts of a principal or capital nature received in respect of any enforcement or recovery proceedings in respect of the Loan or
          Loan Security;

     (c)  any net receipts of a principal or capital nature under a Support
          Facility in respect of the Loan or Loan Security;

     (d)  any other amount which, under clause 6.5(a)(viii) or 9(c), is to be treated as a Mortgage Principal Repayment received by the Trustee during that Collection Period; and

     (e)  any other amount received on, under or in relation to the Loan or Loan
          Security and which is not Income.

     MORTGAGEE means:

     (a)  the Security Trustee in relation to its rights (held in its own right or for the benefit of other Mortgagees) under this deed;

     (b)  any Noteholder, in relation to its rights under the Notes held by it;

     (c)  the Approved Seller in relation to any relevant Interest Adjustment and any Approved Seller's Fees under the Transaction Documents for the
          Trust;

     (d)  the Trust Manager in relation to its rights as Trust Manager under the
          Transaction Documents for the Trust;

     (e)  the Servicer in relation to its rights as Servicer under the
          Transaction Documents for the Trust and in respect of the Originator's
          Fee;

     (f)  any Support Facility Provider (other than any Mortgage Insurer) in relation to its rights under each Support Facility for the Trust to which it is a party;

     (g)  the Note Trustee in relation to its rights (held in its own right or for the benefit of any Class A Noteholders) under the Transaction
          Documents for the Trust;

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     (h)  the Mortgage Insurers in relation to payments by way of reimbursement of Timely Payment Cover (as defined in the Mortgage Insurance
          Policies);

     (i)  each Paying Agent in relation to its rights under the Transaction
          Documents;

     (j)  the Calculation Agent in relation to its rights under the Transaction
          Documents;

     (k)  each Note Manager in relation to its rights under the Transaction
          Documents; and

     (l)  the Trustee in relation to its rights under the Transaction Documents.

     NAB means National Australia Bank Limited.

     NON-LIQUID AUTHORISED INVESTMENTS means Authorised Investments other than
     Liquid Authorised Investments.

     NOTE means a note referred to in clause 4.

     NOTEHOLDER means the person who:

     (a)  in relation to a Definitive Note or a Global Note for a Class A Note
          at any time, is registered in the Note Register as the holder of that
          Definitive Note or Global Note (as the case may be) at that time; and

     (b)  in relation to a Registered Note at any time, is registered in the
          Register as the holder of that Note at that time.

     NOTEHOLDER MORTGAGEE means:

     (a)  the Redraw Noteholders;

     (b)  each Class A Mortgagee;

     (c)  each Class AB Mortgagee; and

     (d)  each Class B Mortgagee.

     NOTE ISSUE DATE means 4 May 2005, or, in the case of any Redraw Notes, the date on which those Redraw Notes are issued.

     NOTE MANAGER means each of J.P. Morgan Securities Inc., Deutsche Bank
     Securities Inc. and Greenwich Capital Markets, Inc..

     NOTE OWNER means a Class A Note Owner.

     NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A Notes under the Note Trust Deed and the Agency Agreement.

     NOTE REGISTRAR means initially The Bank of New York or any successor note registrar appointed under the Agency Agreement.

     NOTE TRUST DEED means the Note Trust Deed dated on or about the date of this Series Notice between the Note Trustee, Principal Paying Agent,
     Calculation Agent, Note Registrar, the Trustee, the Trust Manager and the
     Security Trustee.

     NOTE TRUSTEE means initially The Bank of New York or such other person appointed as note trustee under the Note Trust Deed.

     NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated
     [[27] April] 2005 issued under the Master Trust Deed in relation to the
     Trust.

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     OBLIGOR means an Obligor as defined in the Master Trust Deed and may be a resident of any country.

     ORIGINATOR'S FEE has the meaning given in clause 7.1(f).

     OTHER TRUST means any Trust (as defined in an Ancillary Facility Document from time to time) other than the Trust.

     PAYING AGENT means any person for the time being appointed as a Paying
     Agent under the Agency Agreement and includes the Principal Paying Agent and the Irish Paying Agent.

     PAYMENT DATE means, subject to clause 3.4, the 8th day of each March, June,
     September and December, the first such date being 8 June 2005.

     PORTFOLIO OF LOANS means all Loans specified in a Note Issue Direction or
     Sale Notice.

     PREFUNDING ACCOUNT means the account held by the Trustee in its capacity as trustee of the Trust with an Approved Bank into which will be or is deposited the Prefunding Amount.

     PREFUNDING AMOUNT has the meaning given in clause 9.

     PREFUNDING END DATE means the first Payment Date.

     PRESCRIBED MINIMUM LEVEL means, at any time, 1% of the aggregate of:

     (a)  the Class A A$ Equivalent of the Principal Amount of all Class A Notes
          then outstanding; and

     (b)  the Principal Amount of all Registered Notes then outstanding,

     or such other percentage as determined by the Trust Manager and confirmed by each Designated Rating Agency that such percentage is not detrimental to the rating (including a qualification or a withdrawal of a rating) of any
     Notes outstanding at that time.

     PRINCIPAL AMOUNT means, on a date in relation to a Note, the Initial
     Principal Amount of that Note minus the aggregate of Principal Payments made in respect of that Note on or before that date.

     PRINCIPAL ENTITLEMENT means, in relation to a Note for the purposes of the
     Master Trust Deed, the Principal Amount of the Note at the Maturity Date.

     PRINCIPAL LOSS means, in relation to a Collection Period, the amount of any
     Liquidation Loss for that Collection Period referred to in clause
     6.2(a)(xiii)(B).

     PRINCIPAL PAYING AGENT means initially The Bank of New York or such other person appointed as principal paying agent under the Agency Agreement.

     PRINCIPAL PAYMENT means a payment in relation to a Note under clause 6.6.

     PRINCIPAL REPAYMENT DATE means, for the purposes of the Master Trust Deed, and each Note, each Payment Date.

     PROPERTY RESTORATION EXPENSES means costs and expenses incurred at the direction of the Trust Manager or the Servicer by or on behalf of the
     Trustee in repairing, maintaining or restoring to an appropriate state of repair and condition any Mortgaged Property, in exercise of a power conferred on the relevant mortgagee under the relevant Purchased Loan and
     Relevant Documents.

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     PURCHASED LOAN means each Loan and the related Loan Rights specified in a
     Sale Notice (or, where relevant, in accordance with the procedures agreed under the Master Trust Deed) which is accepted by the Trustee, unless the
     Trustee has ceased to have an interest in that Loan.

     RATE RESET DATE means:

     (a)  in relation to an Interest Period and a Class A Note, the date which is 2 Business Days before the beginning of the Interest Period for that Class A Note. In this paragraph (a) of the definition of Rate
          Reset Date, BUSINESS DAY means any day on which banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City; and

     (b)  in relation to an Interest Period and a Registered Note, the first day of the Interest Period for that Note.

     RECEIVER has the meaning given in the Security Trust Deed.

     RECORD DATE means for the purposes of the Master Trust Deed in relation to a date for payment of any amount in relation to a Note, 4.00 pm (Melbourne time) on the date which is 4 Business Days before that date for payment.

     RECOVERY AMOUNT means, in relation to a Payment Date, the aggregate of all amounts applied on that Payment Date under clauses 6.5(a)(ix) and
     6.5(a)(x).

     REDRAW means, in relation to any Collection Period, an amount re-advanced to an Obligor by the Trustee under a Loan held by the Trustee in respect of any previous Additional Repayments of the Obligor.

     REDRAW NOTE means a Note issued as a Redraw Note by the Trustee with the characteristics of a Redraw Note under this Series Notice.

     REDRAW NOTEHOLDER means a Noteholder of a Redraw Note.

     REGISTERED NOTE means a Redraw Note, a Class AB Note or a Class B Note.

     REGISTERED NOTEHOLDER means a Noteholder of a Registered Note.

     RESIDUAL CAPITAL UNIT has the meaning given in clause 10.1.

     RESIDUAL INCOME UNIT has the meaning given in clause 10.1.

     REUTERS MONITOR SYSTEM means the monitor system used by AAP Reuters
     Economic Services (and its successors and assigns) or any similar monitor system as agreed upon from time to time by the Trust Manager and the
     Trustee.

     SALE NOTICE means any Sale Notice (as defined in the Master Trust Deed)
     which may be given by the Approved Seller to the Trustee as trustee of the
     Trust on or after the date of execution of this Series Notice and which is subsequently accepted by the Trustee.

     SECURED MONEYS has the meaning given in the Security Trust Deed.

     SECURITIES ACT means the United States Securities Act of 1933, as amended.

     SECURITY TRUST DEED means the security trust deed dated on or about the date of this Series Notice between the Trustee, the Trust Manager, the
     Security Trustee and the Note Trustee.

     SERVICER'S FEE has the meaning given in clause 7.1(d).

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     SHORTFALL has the meaning given in clause 6.5(d).

     STEP-UP MARGIN means:

     (a)  in relation to a Class A Note, [*]% per annum;

     (b)  in relation to a Class AB Note, [*]% per annum; and

     (c)  in relation to a Class B Note, [*]% per annum.

     STEP-UP MARGIN DATE means:

     (a)  in relation to any Class A Notes, the Payment Date in March 2010;

     (b)  in relation to any Class AB Notes, the Payment Date in March 2010;

     (c)  in relation to any Class B Notes, the Payment Date in March 2010.

     SUBJECT PROPERTY means the freehold land or leasehold land to be mortgaged pursuant to a proposed Loan.

     SUPPORT FACILITY has the meaning given to it in the Master Trust Deed (as amended by this Series Notice) and includes any Title Insurance Policy.

     SUPPORT FACILITY PROVIDER has the meaning given to it in the Master Trust
     Deed (as amended by this Series Notice) but does not include any person who has provided or agreed to provide any Mortgage Insurance Policy or Title
     Insurance Policy.

     SWAP PROVIDER means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

     TELERATE means, when used in relation to any designated page and any interest rate, the display page so designated on Bridge's Telerate Service or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor for the purpose of displaying rates or prices comparable to that interest rate.

     THRESHOLD REQUIREMENTS means, at any time, the existence of each of the following conditions:

     (a)  there are no Carryover Charge-offs at that time;

     (b)  no more than 5% (by unpaid principal balance) of the Purchased Loans are in Arrears by an amount equal to two or more monthly payments at that time;

     (c)  for so long as any Class A Notes remain outstanding, an amount equal to the aggregate of:

          (i)  the Principal Amount of all Class AB Notes outstanding at that time; plus

          (ii) the Principal Amount of all Class B Notes outstanding at that time,

          is not less than 0.25% of the amount equal to the aggregate of:

          (iii) the Class A A$ Equivalent of the Initial Principal Amount of all
               Class A Notes on the Note Issue Date; plus

          (iv) the Initial Principal Amount of all Class AB Notes on the Note
               Issue Date; plus

          (iv) the Initial Principal Amount of all Class B Notes on the Note
               Issue Date.

     (d)  an amount equal to the aggregate of:

          (i)  the Principal Amount of all Class AB Notes outstanding at that time; plus

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          (ii) the Principal Amount of all Class B Notes outstanding at that time,

          is not less than [7.2]% of the amount equal to the aggregate of:

          (iii) the Class A A$ Equivalent of the Principal Amount of all Class A
               Notes at that time; plus

          (iv) the Principal Amount of all Class AB Notes at that time; plus

          (v)  the Principal Amount of all Class B Notes at that time.

     TITLE INSURANCE POLICY means, in relation to a Mortgage, an insurance policy issued by a Title Insurer in a form reasonably acceptable to the
     Trustee which insures against losses arising from that Mortgage providing insufficient security for the relevant Loan, including, as a result of the
     Mortgage:

     (a)  being subject to any prior encumbrance;

     (b)  not being validly registered; or

     (c)  being invalid or unenforceable.

     TITLE INSURER means First American Title Insurance Company of Australia Pty
     Limited (ABN 64 075 279 908) or any other entity approved from time to time by the Trust Manager and which each Designated Rating Agency has confirmed will not cause the downgrade or withdrawal of the rating of any Note.

     TOTAL INITIAL PRINCIPAL AMOUNT means, at any time in respect of a Class, the sum of all Initial Principal Amounts for all Notes in that Class.

     TOTAL PRINCIPAL AMOUNT means, at any time in respect of a Class, the sum of all Principal Amounts at that time for all Notes in that Class.

     TRANSACTION DOCUMENT means each of the following documents:

     (a)  this Series Notice;

     (b)  the Master Trust Deed;

     (c)  the Notice of Creation of Trust;

     (d)  the Class A Currency Swap;

     (e)  each Interest Rate Swap;

     (f)  the Investment Management Agreement;

     (g)  the Agency Agreement;

     (h)  the Note Trust Deed;

     (i)  each Note;

     (j)  the Security Trust Deed;

     (k)  the Underwriting Agreement;

     (l)  the Dealer Agreement;

     (m)  the Seller Accession Certificate dated 3 February 2003 between
          Interstar Wholesale Finance Pty Limited, Perpetual Trustees Victoria
          Limited and the Servicer;

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     (n)  any other document which is expressed to be, or which is agreed by the
          Trust Manager, the Note Trustee and the Trustee to be, a TRANSACTION
          DOCUMENT for the purposes of this Series Notice; and

     (o)  any other document that is executed under or which is or is expressed to be incidental or collateral to, any other Transaction Document.

     TRUST means the Interstar Millennium Series 2005-1G Trust constituted under the Master Trust Deed and the Notice of Creation of Trust.

     TRUST MANAGER'S FEE has the meaning given in clause 7.1(a).

     TRUSTEE'S FEE has the meaning given in clause 7.1(b).

     UNDERWRITING AGREEMENT means the underwriting agreement dated on or about the date of this Series Notice between each Note Manager, the Trustee, the
     Trust Manager, the Servicer and the Approved Seller.

     US$ ACCOUNT means the US$ account opened and maintained for the purposes of the Trust with the Principal Paying Agent (so long as the Principal Paying
     Agent is an Approved Bank) or with such other person who is an Approved
     Bank.

     VOTING MORTGAGEE means:

     (a)  with respect only to the enforcement of the charge under the Security
          Trust Deed, for so long as the Secured Moneys of the Redraw
          Noteholders, the Class A Noteholders and the Class AB Noteholders are
          75% or more of total Secured Moneys (based on the A$ Equivalent of the
          Secured Moneys), the Redraw Noteholders, the Class A Mortgagees and
          the Class AB Mortgagees alone; and

     (b)  at any other time (subject to clause 40.17 of the Security Trust
          Deed):

          (i)  the Note Trustee, acting on behalf of the Class A Noteholders, the Class AB Noteholders and the Class B Noteholders under the
               Note Trust Deed and clause 7 of the Security Trust Deed; and

          (ii) each other Mortgagee (other than a Class A Noteholder, a Class AB
               Noteholder or a Class B Noteholder).

3.2  INTERPRETATION

     (a)  Clause 1.2 of the Master Trust Deed (as amended by this Series Notice)
          is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to SERIES
          Notice, any reference to A TRUST is replaced by a reference to THE
          TRUST and any reference to the CORPORATIONS LAW is replaced by a reference to the CORPORATIONS ACT.

     (b)  A reference to US DOLLARS or US$ is to the currency of the United
          States of America.

     (c)  A reference to AUSTRALIAN DOLLARS or A$ is to the currency of
          Australia.

3.3  LIABILITY

     (a)  (GENERAl) Clause 32 of the Master Trust Deed, as amended by this
          Series Notice, applies to the obligations and liabilities of the
          Trustee and the Trust Manager under this Series Notice.

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     (b)  (LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY)

          Without limiting the generality of paragraph (a), clause 32.16 of the
          Master Trust Deed as amended by this Series Notice is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to SERIES NOTICE and any reference to TRUST refers to THE TRUST.

     (c)  (UNRESTRICTED REMEDIES) Nothing in this clause 3.3 limits a person in:

          (i)  obtaining an injunction or other order to restrain any breach of this agreement by any party;

          (ii) obtaining declaratory relief; or

          (iii) in relation to that person's rights under the Security Trust
               Deed.

     (d)  (RESTRICTED REMEDIES) Except as provided in paragraph (a) and subject to paragraph (c), no person shall:

          (i)  (STATUTORY DEMAND) issue any demand under s459E(1) of the
               Corporations Act (or any analogous provision under any other law)
               against the Trustee;

          (ii) (WINDING UP) apply for the winding up or dissolution of the
               Trustee;

          (iii) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

          (iv) (COURT APPOINTED RECEIVER) apply for the appointment by a court or a receiver to any of the assets of the Trustee;

          (v)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

          (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

          (vii) (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Trustee,

          or take proceedings for any of the above and each party (including each Noteholder) waives its rights to make those applications and take those proceedings.

3.4  BUSINESS DAY

     If any payment is due under a Transaction Document on, or a Payment Date or
     Determination Date falls on, a day which is not a Business Day, the due date, Payment Date or Determination Date (as the case may be) will be the next Business Day unless that day falls in the next calendar month, in which case the due date, Payment Date or Determination Date (as the case may be) will be the preceding Business Day.

3.5  CODE OF BANKING PRACTICE (2003)

     (a)  The parties to this Series Notice (other than The Bank of New York)
          agree that, subject to paragraph (b), the Code of Banking Practice
          2003 (the CODE) does not apply to any Transaction Document, or any transaction or service under any Transaction Document.

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     (b)  Nothing in paragraph (a) applies to transactions between NAB and an
          Obligor (or any other person who is not a party to this Series Notice or any Transaction Document), or any service provided by NAB to any such person, in either case under an Ancillary Facility Agreement, provided that nothing in this paragraph (b) is to be taken as implying that the Code would or would not otherwise apply to those transactions or services.

3.6  TRUSTEE AS TRUSTEE

     In this deed, except where provided to the contrary:

     (a)  a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

     (b)  a reference to the assets, business, property or undertaking of the
          Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph
          (a) above.

3.7  KNOWLEDGE OF TRUSTEE

     In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

3.8  AUSTRALIAN FINANCIAL SERVICES LICENCE

     Perpetual Trustee Company Limited, the Security Trustee and a related body corporate of the Trustee, has obtained an Australian Financial Services
     Licence under Part 7.6 of the Corporations Act 2001 (Cth) (Australian
     Financial Services Licence No. 236643). Perpetual Trustee Company Limited
     has appointed Perpetual Trustees Victoria Limited (Authorised
     Representative Number 264781) as its authorised representative under that licence.

3.9  GST

     If a payment to a party (the SUPPLIER) by another party (the RECIPIENT)
     under this agreement is calculated by reference to a loss, cost, expense or outgoing incurred by the Supplier, then the calculation of that payment is to be reduced by the amount of any input tax credit to which the Supplier is entitled for that loss, cost, expense or outgoing. The Recipient must pay to the Supplier an additional amount on account of GST (equal to the
     GST payable by the Supplier to the Australian Taxation Office) where the reimbursement is consideration for a taxable supply made by the Supplier.

4.   NOTES
--------------------------------------------------------------------------------

4.1  CONDITIONS OF NOTES

     (a)  The conditions of the Registered Notes will be as set out in the
          Master Trust Deed, as supplemented and amended by the provisions set out in this Series Notice.

     (b)  The conditions of the Class A Notes will be as set out in the Master
          Trust Deed (as supplemented and amended by this Series Notice) and the relevant Conditions.

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4.2  SUMMARY OF CONDITIONS OF NOTES

     Under clause 9.3 of the Master Trust Deed, the Trust Manager provides the following information in respect of the Notes.

     (a)  Class of Note:         there will be the following Classes of Notes:

                                 (i)  Redraw Notes

                                 (ii) Class A Notes

                                 (iii) Class AB Notes

                                 (iv) Class B Notes

     (b)  Total Initial          (i)  the Redraw Notes - the aggregate of the
          Principal Amount of         Initial Principal Amounts of those Redraw
          each Class of Notes:        Notes on the relevant Note Issue Date

                                 (ii) Class A Notes - US$[1,000,000,000]

                                 (iii) Class AB Notes - A$[*]

                                 (iv) Class B Notes - A$[*]

     (c)  Manner and order in    as set out in clause 6
          which principal and
          interest is to be
          paid on Notes:

     (d)  MBS Margin:            (i)  any Redraw Note, the percentage per annum
                                      as determined by the Trust Manager and
                                      notified to the Trustee on the relevant
                                      Note Issue Date

                                 (ii) any Class A Note, [*]% per annum

                                 (iii) any Class AB Note, [*]% per annum

                                 (iv) any Class B Note, [*]% per annum

     (e)  Initial Principal      (i)  any Redraw Note - the amount as determined
          Amount:                     by the Trust Manager and notified to the
                                      Trustee on the date which is 4 Business
                                      Days before the relevant Note Issue Date

                                 (ii) any Class A Note - subject to clause
                                      4.3(b), each denominated with an Initial
                                      Principal Amount of US$100,000 per Note
                                      and, thereafter, with minimum increments
                                      of US$1,000

                                 (iii) any Class AB Note - subject to clause
                                      4.3(a), each denominated with an Initial
                                      Principal Amount of A$10,000 per Note and,
                                      thereafter, with minimum increments of
                                      A$1,000

                                 (iv) any Class B Note - subject to clause
                                      4.3(a), each denominated with an Initial
                                      Principal Amount of A$10,000 per Note and,
                                      thereafter, with minimum

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                                      increments of A$1,000.

     (f)  Rating:                (i)  Redraw Notes - such rating (if any)
                                      notified by the Trust Manager to the
                                      Trustee as approved by each Designated
                                      Rating Agency for those Redraw Notes at
                                      the relevant Note Issue Date

                                 (ii) Class A Notes - AAA long term rating from
                                      S&P and Aaa long term rating from Moody's

                                 (iii) Class AB Notes - AAA long term rating
                                      from S&P and Aa1 long term rating from
                                      Moody's

                                 (iv) Class B Notes - AA- long term rating from
                                      S&P and Aa2 long term rating from Moody's

     (g)  Issue Price:           (i)  any Redraw Note - issued at par value

                                 (ii) any Class A Note - issued at par value

                                 (iii) any Class AB Note - issued at par value

                                 (iv) any Class B Note - issued at par value

     (i)  Maturity Date:         Payment Date falling in December 2036.

4.3  ISSUE OF NOTES

     (a)  The Registered Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Principal Amount of
          A$500,000, (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the Corporations
          Act)) or must otherwise constitute an issue that is not required to be disclosed under Part 6D.2 of the Corporations Act.

     (b)  The Class A Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Principal Amount of US$100,000 and in amounts, or on terms, such that their offer for subscription and their issue will comply with:

          (i)  the Financial Services and Markets Act 2000 (UK) and all
               regulations made under or in relation to that Act and the Public
               Offers of Securities Regulations 1995; and

          (ii) the Securities Act, the Exchange Act, all regulations made under or in relation to them, and all other laws or regulations of any jurisdiction of the United States of America regulating the offer or issue of, or subscription for, Notes.

     (c)  No Registered Note has been or will be registered under the Securities
          Act and the Registered Notes must not be offered or sold within the
          United States or to, or for the account or benefit of, US persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the
          Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

4.4  TRUSTEE'S COVENANT TO NOTEHOLDERS

     Subject to the terms of the Master Trust Deed and this Series Notice, the
     Trustee:

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     (a)  acknowledges its indebtedness in respect of the Principal Amount of each Note; and

     (b)  covenants for the benefit of the Security Trustee, each Registered
          Noteholder and the Note Trustee on behalf of the Class A Noteholders
          (subject to receiving any directions required under and given in accordance with the Transaction Documents):

          (i)  to make all payments on or in respect of the Notes held by that
               Noteholder on the due date for payment;

          (ii) to comply with the terms of this Series Notice and the
               Transaction Documents to which it is a party; and

          (iii) to pay the Principal Amount in relation to the Notes held by that Noteholder on the Maturity Date together with accrued and unpaid interest thereon.

4.5  REPAYMENT OF NOTES ON PRINCIPAL REPAYMENT DATES

     (a)  On each Principal Repayment Date for a Note, the Principal Amount of
          that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Principal Repayment Date in respect of that Note.

     (b)  All Principal Payments on the Class A Notes will be made in US dollars.

     (c)  All Principal Payments on the Registered Notes will be made in
          Australian dollars.

4.6  FINAL REDEMPTION

     Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Principal Amount of that Note shall be finally discharged, on the first to occur of:

     (a)  the date on which the Principal Amount of that Note is reduced to zero;

     (b)  the date on which the relevant Noteholder renounces in writing all of its rights to all amounts payable under or in respect of that Note;

     (c)  in relation to:

          (i)  the Class A Notes, the date on which all amounts received by the
               Note Trustee with respect to the enforcement of the Security
               Trust Deed and payable to the Class A Noteholders are paid to the
               Class A Noteholders; and

          (ii) the Registered Notes, the date on which all amounts received with respect to the enforcement of the Security Trust Deed and payable to the Registered Noteholders are paid to the Registered
               Noteholders;

     (d)  the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed, Security Trust Deed and this
          Series Notice; and

     (e)  the date on which the Note is cancelled or redeemed under clause 6.6.

4.7  PERIOD DURING WHICH INTEREST ACCRUES

     Each Note bears interest calculated and payable in arrears in accordance with this Series Notice from the relevant issue date to the date upon which that Note is finally redeemed in accordance with clause 4.6.

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4.8  CALCULATION OF INTEREST

     (a)  Interest payable on each Note in respect of each Interest Period for that Note is calculated:

          (i)  on a daily basis at the applicable Interest Rate;

          (ii) on the Principal Amount of that Note as at the first day of that
               Interest Period; and

          (iii) on the basis of the actual number of days in that Interest
               Period and:

               (A)  in the case of the Class A Notes, a year of 360 days; and

               (B)  in the case of the Registered Notes, a year of 365 days,

               and shall accrue due from day to day.

     (b)  The Step-Up Margin for the Class A Notes:

          (i)  applies following the relevant Step-Up Margin Date for that
               Class; and

          (ii) is added to:

               (A)  LIBOR; and

               (B)  the relevant MBS Margin,

               to form the Interest Rate following the relevant Step-Up Margin
               Date for that Class.

     (c)  The Step-Up Margin for the Class AB Notes and the Class B Notes:

          (i)  applies following the Step-Up Margin for the Class AB Notes or
               Class B Notes (as applicable); and

          (ii) is added to:

               (A)  the Bank Bill Rate; and

               (B)  the relevant MBS Margin,

               to form the Interest Rate following the Step-Up Margin Date for the Class AB Notes or Class B Notes (as applicable).

4.9  AGGREGATE RECEIPTS

     Notwithstanding anything in clause 6, no Noteholder will be entitled to receive aggregate principal under any of the provisions in that clause on any Note at any time in excess of the Principal Amount for that Note at that time.

4.10 OWNERSHIP OF NOTES

     The Trustee, the Trust Manager and the Security Trustee may treat a
     Noteholder as the absolute owner of any Registered Note or Class A Note which the Noteholder is registered as holding (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

4.11 TAXATION

     All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future Taxes (including, without limitation, interest withholding tax)

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     unless the Trustee or other payer is required by any applicable law to make any such payment in respect of the Notes subject to any withholding or deduction for, or on account of, any present or future Taxes. In that event, the Trustee or other payer must make such payment after such withholding or deduction has been made and must account to the relevant authorities for the amount so required to be withheld or deducted. The
     Trustee or other payer will not be obliged to make any additional payments to Noteholders in respect of that withholding or deduction.

5.   REDRAW NOTES
--------------------------------------------------------------------------------

5.1  NOTE ISSUE DIRECTION FOR REDRAW NOTES

     If, on a Payment Date, Mortgage Principal Repayments for the Collection
     Period preceding that Payment Date are insufficient to fund Redraws for that Collection Period in accordance with this Series Notice, then the
     Trust Manager may give the Trustee a Note Issue Direction to issue a series of Redraw Notes in accordance with clause 12 of the Master Trust Deed and this clause 5.

5.2  CONDITIONS TO NOTE ISSUE DIRECTION

     The Trust Manager must not give a Note Issue Direction under clause 5.1 unless it has received written confirmation from each Designated Rating
     Agency that the issue of the Redraw Notes would not result in a downgrading or withdrawal of a rating of any Note then outstanding.

5.3  TERMS OF NOTE ISSUE DIRECTION

     A Note Issue Direction given under clause 5.1:

     (a)  must be given no later than the date which is 3 Business Days before the proposed issue date of the relevant Redraw Notes, or any other date agreed by the Trustee and the Trust Manager; and

     (b)  must specify the MBS Margin, the Total Initial Principal Amount,
          Initial Principal Amount, rating, issue price and Maturity Date of the relevant Redraw Notes (in each case containing the relevant information specified in clause 4.2).

6.   CASHFLOW ALLOCATION METHODOLOGY
--------------------------------------------------------------------------------

6.1  GENERAL

     Collections and other amounts credited to the Collection Account will be allocated by the Trust Manager, and paid by the Trustee as directed by the
     Trust Manager, as set out in this clause 6.

6.2  CALCULATIONS

     (a)  On or before each date which is 4 Business Days before each Payment
          Date, the Trust Manager will, in respect of the Collection Period immediately before that Payment Date, calculate or otherwise ascertain:

          (i)  all Income for that Collection Period;

          (ii) all Mortgage Principal Repayments for that Collection Period;

          (iii) the aggregate of all Redraws made during that Collection Period;

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          (iv) the Bank Bill Rate for the relevant period (which shall be calculated and notified on that Payment Date);

          (v)  the amount of Interest payable on each Note on that Payment Date
               (if any);

          (vi) the amount of the Principal Payment to be made on each Note on that Payment Date;

          (vii) Expenses for that Collection Period;

          (viii) the Principal Amount of each Note as at the first day of the next Interest Period for that Note (after deducting any Principal
               Payment due to be made in respect of each Note on that Payment
               Date);

          (ix) the amount of the Approved Seller's Fee for that Collection
               Period;

          (x)  in the case of the first Payment Date, the Interest Adjustment payable to the Approved Seller;

          (xi) the Class A A$ Interest Amount for that Payment Date;

          (xii) each Class A A$ Equivalent amount required to be calculated under this Series Notice;

          (xiii) in relation to the aggregate of all Liquidation Losses arising during that Collection Period:

               (A)  the amount of those Liquidation Losses which is attributable to interest, fees and expenses in relation to the relevant
                    Purchased Loans; and

               (B)  the amount of those Liquidation Losses which is attributable to principal in relation to the relevant Purchased Loans
                    (PRINCIPAL LOSS),

               on the basis that all Liquidation Proceeds actually received by or on behalf of the Trustee in relation to a Purchased Loan are applied first against interest, fees and other Enforcement
               Expenses (other than Property Restoration Expenses) relating to that Purchased Loan, and then against the principal and Property
               Restoration Expenses relating to that Purchased Loan;

          (xiv) the Charge-offs and Carryover Charge-offs (if any) on that
               Payment Date;

          (xv) the Recovery Amount (if any) for that Payment Date; and

          (xvi) all other calculations necessary to make allocations and distributions under this clause 6.

     (b)  The Trust Manager must:

          (i)  notify the Trustee of each of the amounts calculated by it in paragraph (a); and

          (ii) notify the Trustee, the Note Trustee, each Paying Agent, the
               Calculation Agent and the Class A Currency Swap Provider by not
               later than (or as soon as practicable after) the date which is 4
               Business Days before the relevant Payment Date of each
               determination with respect to the Class A Notes of the Principal
               Payment and Principal Amount in respect of that Payment Date and cause details of each of those determinations to be published in accordance with the relevant Condition 12. If no Principal
               Payment is due to be made on the Class A Notes on any Payment

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               Date a notice to this effect will be given to the Class A
               Noteholders in accordance with the relevant Condition 12.

     (c)  The Trust Manager must instruct the Trustee in writing on or before the date which is 4 Business Days before the relevant Payment Date as to the payments to be made by the Trustee on the Payment Date.

6.3  REDRAWS

     If an Obligor makes Additional Repayments in relation to a Loan held by the
     Trustee then the Trustee must provide a Redraw to the Obligor upon being so directed by the Trust Manager in its absolute discretion and subject to the
     Trust Manager certifying to the Trustee that:

     (a)  the Redraw to be provided to the Obligor together with any previous
          Redraws (if any) provided to the Obligor will not exceed the amount of any Additional Repayments previously made by the Obligor;

     (b)  after allowing for all payments which the Trustee is then required to make or which the Trust Manager reasonably expects that the Trustee will be required to make, there is or will be sufficient cash in the
          Assets of the Trust (whether as a result of the issue of Redraw Notes or otherwise) for the Trustee to provide that Redraw; and

     (c)  the Loan is not in Arrears at the time of the request for the Redraw by the Obligor.

6.4  LIQUID AUTHORISED INVESTMENTS

     (a)  The Trust Manager shall make such directions to the Trustee, and the
          Trustee must comply with those directions, required to ensure that, subject to paragraph (b), the value of the Liquid Authorised
          Investments shall not at any time be less than the Prescribed Minimum
          Level at that time.

     (b)  The Trust Manager must direct the Trustee, and the Trustee must, at the direction of the Trust Manager, apply all or part of the Liquid
          Authorised Investments towards payment of the Shortfall in the amounts referred to in clauses 6.5(a)(i) to 6.5(a)(vii) (inclusive) as provided in clause 6.5(d).

6.5  INTEREST AND OTHER PAYMENTS

     (a)  On each Payment Date, the Trustee shall, prior to the enforcement of the Security Trust Deed (in accordance with the written direction provided to it by the Trust Manager on or before the date which is 4
          Business Days before the Payment Date), out of the Income for the
          Collection Period immediately before that Payment Date (and out of the proceeds of disposal of any Liquid Authorised Investments and/or out of Mortgage Principal Repayments as provided for in paragraph (d))
          make the following payments or retain moneys in the following order of priority.

          (i)  FIRST - an amount equal to any Interest Adjustment required to be paid to the Approved Seller and then outstanding (the Trustee acknowledges and agrees that it has no entitlement to the moneys comprising the Interest Adjustment).

          (ii) SECOND - payment of any Taxes payable in relation to the Trust
               (not including any GST covered in paragraph (f) or paragraph
               (g)).

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          (iii) THIRD - subject to sub-paragraph (a)(ii) and paragraph (c), payment (in the following order of priority) of:

               (A)  pari passu and rateably, as between themselves, payments of:

                    (1)  the Trustee's Fee for the Collection Period (as
                         adjusted in accordance with paragraph (g)); and

                    (2)  any fees payable to the Note Trustee under the
                         Transaction Documents for the Collection Period;

               (B)  pari passu and rateably, as between themselves, payments of:

                    (1)  any fees payable, pari passu and rateably, to the
                         Paying Agents under the Transaction Documents for the
                         Collection Period;

                    (2)  any fees payable to the Calculation Agent under the
                         Transaction Documents for the Collection Period; and

                    (3)  any fees payable to the Note Registrar under the
                         Transaction Documents for the Collection Period;

               (C)  the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents, the Calculation
                    Agent or the Note Registrar, the Trust Manager's Fee and the
                    Servicer's Fee) in relation to the Collection Period;

               (D)  the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents, the Calculation
                    Agent or the Note Registrar, the Trust Manager's Fee and the
                    Servicer's Fee) which the Trust Manager or the Trustee
                    reasonably anticipates will be incurred prior to the next
                    Payment Date; and

               (E)  the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents, the Calculation
                    Agent or the Note Registrar, the Trust Manager's Fee and the
                    Servicer's Fee) not covered by sub-paragraphs (C) or (D)
                    which have already been incurred prior to the Payment Date but which have not previously been paid or reimbursed.

          (iv) FOURTH - payment, pari passu and rateably, to:

               (A)  the Trust Manager of the Trust Manager's Fee for the
                    Collection Period; and

               (B)  the Servicer of the Servicer's Fee for the Collection
                    Period.

          (v)  FIFTH - pari passu and rateably based on the amount owing as between themselves:

               (A)  payment to the Interest Rate Swap Provider of any amounts payable under the Interest Rate Swap other than any Break
                    Costs in respect of the termination of the Interest Rate
                    Swap;

               (B)  payment of any Interest for the Interest Period for the
                    Redraw Notes ending on that Payment Date to the Redraw
                    Noteholders;

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               (C)  (1)  prior to the termination of the Class A Currency Swap, payment to the Class A Currency Swap Provider of the
                         Class A A$ Interest Amount for that Payment Date (and
                         the reciprocal payment by the Class A Currency Swap
                         Provider is thereafter to be applied in accordance with
                         clause 6.9(a)(i) towards payment of Interest on the
                         Class A Notes); and

                    (2)  after the termination of the Class A Currency Swap, to the Note Trustee for application in accordance with
                         clause 6.8(a) of the A$ amount that the Trust Manager
                         determines in good faith needs to be applied on that
                         Payment Date in order to enable the Trustee to meet its
                         obligations to pay Interest on the Class A Notes on
                         that Payment Date and any unpaid Interest on the Class
                         A Notes in respect of previous Payment Dates; and

               (D)  payment to the Class A Currency Swap Provider of any Break
                    Costs payable by the Trustee under the Class A Currency Swap other than in respect of the termination of the Class A
                    Currency Swap where the Class A Currency Swap Provider is
                    the Defaulting Party.

          (vi) SIXTH - payment of all Interest on the Class AB Notes for the
               Interest Period ending on that Payment Date and all unpaid
               Interest for previous Interest Periods, to the Class AB
               Noteholders;

          (vii) SEVENTH - payment of all Interest on the Class B Notes for the
               Interest Period ending on that Payment Date and all unpaid
               Interest for previous Interest Periods, to the Class B
               Noteholders;

          (viii) EIGHTH - to be applied by the Trustee as Mortgage Principal
               Repayments received by the Trustee during the corresponding
               Collection Period, of an amount equal to the aggregate of all amounts previously applied under clause 6.6(a)(i)(A), to the extent not previously so replenished under this clause
               6.5(a)(viii).

          (ix) NINTH - in reducing the Aggregate Principal Loss Amount for the corresponding Collection Period until the Aggregate Principal
               Loss Amount is reduced to zero.

          (x)  TENTH - in reducing any Carryover Charge-offs that have not been reduced prior to that Payment Date until the Carryover
               Charge-offs are reduced to zero.

          (xi) ELEVENTH - in payment, pari passu and rateably, of any Break
               Costs payable to:

               (A)  the Interest Rate Swap Provider in respect of the
                    termination of the Interest Rate Swap; and

               (B)  the Class A Currency Swap Provider in respect of the
                    termination of the Class A Currency Swap where the Class A
                    Currency Swap Provider is the Defaulting Party.

          (xii) TWELFTH - in payment of the Approved Seller's Fee.

          (xiii) THIRTEENTH - in payment of the Originator's Fee.

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          (xiv) FOURTEENTH - subject to clause 15.1(d), in payment of the balance, by way of a distribution of the income of the Trust, to the Residual Income Beneficiaries in proportion to their
               respective Income Percentages.

          The obligation of the Trustee to make any payment under each of the above paragraphs of this clause 6.5(a) is limited in each case to the
          Income, Liquid Authorised Investments and Mortgage Principal
          Repayments or (as the case may be) to the balance of the Income,
          Liquid Authorised Investments and Mortgage Principal Repayments
          available after payment in accordance with the preceding paragraph or paragraphs (if any).

     (b)  In the event that for any reason whatsoever the Trustee does not have sufficient cash to make all of the payments as provided in paragraphs
          (a) and (d) then the amount available to be paid shall be distributed in the order of priority of distribution as referred to in paragraph
          (a), and:

          (i)  in the case of the payment of Interest to Redraw Noteholders or
               Class A Noteholders under paragraph (a)(v), the proportion of any amount available to be paid to each Noteholder of such Class shall be the proportion which the Principal Amount of the Notes of that Class held by that Noteholder bears to the Total
               Principal Amount of all Notes of that Class; and

          (ii) in the case of the payment of Interest to Class AB Noteholders and Class B Noteholders under paragraphs (a)(vi) and (a)(vii), the proportion of any amount available to be paid to each
               Noteholder of such Class shall be the proportion which the
               Principal Amount of that Class held by that Noteholder bears to the Total Principal Amount of all Notes of that Class.

     (c)  In the event that:

          (i)  the Trustee receives a payment under clause 6.5(a)(iii) or 6.5(d)
               for Expenses which the Trustee reasonably anticipates will be incurred prior to the next Payment Date; and

          (ii) all or any part of such Expenses are not actually incurred prior to that next Payment Date,

          then the following provisions shall apply:

          (iii) the Trustee shall repay into the Assets of the Trust on that next Payment Date such excess amount which was not actually incurred; or

          (iv) if the Trustee fails to repay the amount in accordance with sub-paragraph (c)(iii), then such amount shall be set-off against the amount which would otherwise be payable under clause
               6.5(a)(iii) to the Trustee with respect to such Expenses on that next Payment Date.

     (d)  If, during any Financial Year, the Income accrued for a Collection
          Period to be applied on the corresponding Payment Date is less than the aggregate of the amounts payable by the Trustee under clauses
          6.5(a)(i) to 6.5(a)(vii) (inclusive) on that Payment Date (the
          SHORTFALL), then the Trustee shall (at the direction of the Trust
          Manager) apply:

          (i)  first, Liquid Authorised Investments; and

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          (ii) second, to the extent the Liquid Authorised Investments are insufficient to cover the Shortfall in full, Mortgage Principal
               Repayments,

          in payment of those amounts in the order of priority set out in clause
          6.5(a), to the extent available to do so.

     (e)  If the Approved Seller's Fee is not paid in full on a relevant Payment
          Date, then the unpaid balance shall bear interest at a rate determined by the Trust Manager and advised to the Trustee from time to time, such interest to be calculated on a daily balance from the due date up to and including the date of actual payment.

     (f)  Any GST which applies or may apply in respect of any services provided pursuant to this Series Notice or the other Transaction Documents by the Trust Manager in relation to the Trust will be paid by the Trust
          Manager from the Trust Manager's Fee or from the Trust Manager's own resources.

     (g)  In relation to any supply by the Trustee under the Transaction
          Documents of goods or services in relation to the Trust, the fee payable will be adjusted to take into account any change after 1 July
          2000 in the rate of GST payable pursuant to the A New Tax System
          (Goods and Services Tax Imposition - General) Act 1999.

     (h)  Interest to which any Noteholder may be entitled in respect of a Note for an Interest Period shall only fall due for payment by the Trustee to the Noteholder upon the applicable Payment Date.

6.6  REPAYMENTS OF PRINCIPAL AMOUNT AND REDEMPTION OF NOTES

     (a)  (i)  All Mortgage Principal Repayments which are received by the
               Trustee in each Collection Period, except to the extent the Trust
               Manager directs the Trustee in writing that such moneys be applied or retained for Liquidity Purposes in accordance with the provisions of this Series Notice and (subject to clause
               6.6(a)(ii)) any Liquid Authorised Investments and the Recovery
               Amount for the corresponding Payment Date must, prior to the enforcement of the Security Trust Deed, be deposited or paid by the Trustee (at the direction of the Trust Manager, such
               direction to be given on or before the date which is 4 Business
               Days before the relevant Payment Date) on the corresponding
               Payment Date in the following order of priority.

               (A)  FIRST - in accordance with clause 6.5(d).

               (B)  SECOND - to replenish Liquid Authorised Investments until the value of the Liquid Authorised Investments equals the
                    Prescribed Minimum Level.

               (C)  THIRD - to Redraw Noteholders (in the proportion as
                    specified in sub-paragraph (iii)) in payment of the
                    Principal Amount of the Redraw Notes until such time as all
                    Redraw Notes have been redeemed in full.

               (D)  FOURTH -

                    (1)  to the extent that, and for so long as, the Threshold
                         Requirements are satisfied, in accordance with clause
                         6.6(h); or

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                    (2)  to the extent that, and for so long as, the Threshold
                         Requirements are not satisfied, until the Threshold
                         Requirements are satisfied, in accordance with clause
                         6.6(i).

               (E)  FIFTH - subject to clauses 10.2(c) and 15.1(d), in payment of the balance, by way of a distribution of the capital of the Trust, to the Residual Income Beneficiaries in
                    proportion to their respective Income Percentages.

               The obligation of the Trustee to make any deposit or payment under each of the above paragraphs of clause 6.6(a)(i) is limited in each case to the Mortgage Principal Repayments, (subject to clause 6.6(a)(ii)) Liquid Authorised Investments and the Recovery
               Amount or (as the case may be) to the balance of the Mortgage
               Principal Repayments, (subject to clause 6.6(a)(ii)) Liquid
               Authorised Investments and the Recovery Amount available after deposit or payment in accordance with the preceding paragraph or paragraphs (if any).

          (ii) The Trust Manager must not direct the Trustee to, and the Trustee must not, deposit or pay any Liquid Authorised Investments under clause 6.6(a)(i)(C), 6.6(a)(i)(D) or 6.6(a)(i)(E) where such deposit or payment would result in the value of the Liquid
               Authorised Investments being less than the Prescribed Minimum
               Level.

          (iii) The proportion of any amount available to be paid to any
               Noteholder as contemplated in clause 6.6 in respect of any Class of Notes will be the proportion which the Principal Amount of the
               Note in respect of that Class of Notes held by that Noteholder bears to the Total Principal Amount of all Notes in respect of that Class of Notes based on the A$ Equivalent of the relevant
               Class of Notes.

     (b)  On any Payment Date when the Total Principal Amount of all Notes does not exceed 10% of the Initial Principal Amount of all Notes the
          Trustee must, if so directed in writing by the Trust Manager on or before the date which is 4 Business Days before that Payment Date, repay the whole of the Principal Amount of all Notes together with any outstanding Interest in relation to those Notes subject to the following conditions:

          (i)  the Trust Manager having provided to:

               (A)  each relevant Noteholder, the Note Trustee and the Trustee,
                    30 days prior notice; and

               (B)  each Designated Rating Agency, 30 days prior written notice,

               of the Trust Manager's intention to direct the Trustee to redeem the relevant Notes under this paragraph;

          (ii) the Trustee having sufficient cash to make such repayment (upon which the Trustee may rely conclusively on a certification from the Trust Manager);

          (iii) the Trustee retaining such amount as the Trust Manager or the
               Trustee reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses or payment to any Swap
               Provider under a Hedge Agreement; and

          (iv) the repayment being made in the order of priority set out in clause 6.6(a) and, for the purposes of clause 6.6(a)(i)(D)(2), clause 6.6(i).

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     (c)  On any Payment Date on or after a Step-Up Margin Date the Trustee must, if so directed by the Trust Manager on or before the date which is 4 Business Days before that Payment Date, repay the whole of the
          Principal Amount of any Class of Notes together with any outstanding
          Interest in relation to those Notes subject to the following conditions:

          (i)  the Trust Manager having provided to:

               (A)  each relevant Noteholder, the Note Trustee and the Trustee,
                    30 days prior notice; and

               (B)  each Designated Rating Agency, 30 days prior written notice,

               of the Trust Manager's intention to direct the Trustee to redeem the relevant Notes under this paragraph;

          (ii) the Trust Manager receiving from each Designated Rating Agency written confirmation that the repayment will not result in a downgrade or withdrawal of the rating of any other Notes;

          (iii) the Trustee having sufficient cash to make such repayment (upon which the Trustee may rely conclusively on a certification from the Trust Manager);

          (iv) the Trustee retaining such amount as the Trust Manager or the
               Trustee reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses, payment to any Noteholder in respect of a Note (other than a Note in respect of which the
               Principal Amount and Interest are to be so repaid) or payment to any Swap Provider under a Hedge Agreement; and

          (v)  the repayment being made in the order of priority set out in clause 6.6(a) and, for the purposes of clause 6.6(a)(i)(D)(2), clause 6.6(i).

          The Trust Manager may give a direction described in paragraph (c) in respect of any one Class of Notes, with a particular Step-Up Margin
          Date notwithstanding that it has not given a similar direction in relation to any other Class with the same Step-Up Margin Date, provided that in no circumstance may the Trust Manager give a direction described in paragraph (c):

               (A)  in relation to Class AB Noteholders or Class B Noteholders unless:

                    (1)  there are at that time no Redraw Notes and Class A
                         Notes outstanding; or

                    (2)  the Trust Manager at the same time gives or has given a direction described in paragraph (c) in relation to all
                         Redraw Notes and Class A Notes then outstanding; and

               (B)  in relation to Class B Noteholders unless:

                    (1)  there are at that time no Class AB Notes outstanding;
                         or

                    (2)  the Trust Manager at the same time gives or has given a direction described in paragraph (c) in relation to all
                         Class AB Notes then outstanding.

     (d)  If the Trust Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that:

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          (i)  on the next Payment Date the Trustee or a Paying Agent would be required to deduct or withhold from any payment:

               (A)  of principal or interest in respect of the Notes; or

               (B)  to the Class A Currency Swap Provider under the Class A
                    Currency Swap,

               any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any
               Government Agency; or

          (ii) a Government Agency requires the deduction or withholding from any payment by an Obligor in respect of a Purchased Loan of any amount for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed, levied,
               collected, withheld or assessed by that Government Agency,

          the Trustee must, when so directed by the Trust Manager at the Trust
          Manager's option and provided that the Trustee will be in a position on the next Payment Date to discharge (and the Trust Manager will so certify to the Trustee and the Note Trustee) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the
          Notes were being enforced, having given not more than 60 nor less than
          45 days notice to the Noteholders, redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Payment
          Date, provided that the redemption is made in the order of priority set out in paragraph 6.6(a) and for the purposes of clause
          6.6(a)(i)(D)(2), clause 6.6(i).

     (e)  If the Trust Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that on the next Payment Date the Class A Currency Swap Provider would be required to deduct or withhold from any payment under the Class A Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency, the
          Trustee must, when so directed by the Trust Manager (in its sole discretion) (provided that the Trustee will be in a position on such
          Payment Date to discharge (and the Trust Manager will so certify to the Trustee and the Note Trustee) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders, redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Payment Date, provided that the redemption is made in the order of priority set out in paragraph 6.6(a) and, for the purposes of clause 6.6(a)(i)(D)(2), clause 6.6(i).

     (f)  Notwithstanding any other provision in the Transaction Documents, a
          Noteholder shall not be entitled to receive any amounts other than:

          (i)  the Interest payable on; and

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          (ii) the Principal Amount of,

          Notes held by that Noteholder.

     (g)  The Trustee may not recover any Beneficiary Distribution from a
          Beneficiary once it is paid to that Beneficiary except where there has been an error in the relevant calculation of the Beneficiary
          Distribution.

     (h)  If, on any Payment Date, the Trust Manager directs the Trustee that the Threshold Requirements are satisfied (including after giving effect to any payments in clause 6.6(i)), amounts applied under clause
          6.6(a)(i)(D)(1) must be deposited or paid, pari passu and rateably:

          (i)  (A)  prior to the termination of the Class A Currency Swap, to the Class A Currency Swap Provider of the Class A A$
                    Equivalent of the Principal Amount of the Class A Notes on
                    that Payment Date (and the reciprocal payment by the Class A
                    Currency Swap Provider is thereafter to be applied in
                    accordance with clause 6.9(a)(ii) towards payment of the
                    Principal Amount of the Class A Notes (in the proportion as specified in clause 6.6(a)(iii)) until such time as all
                    Class A Notes have been redeemed in full; and

               (B)  after the termination of the Class A Currency Swap, to the
                    Note Trustee for application in accordance with clause
                    6.8(a) of the Class A A$ Equivalent of the Principal Amount
                    of the Class A Notes on that Payment Date until such time as all Class A Notes have been redeemed in full;

          (ii) to the Class AB Noteholders (in the proportion as specified in clause 6.6(a)(iii)) in payment of the Principal Amount of the
               Class AB Notes until such time as all Class AB Notes have been redeemed in full;

          (iii) to the Class B Noteholders (in the proportion as specified in clause 6.6(a)(iii)) in payment of the Principal Amount of the
               Class B Notes until such time as all Class B Notes have been redeemed in full;

          provided that:

          (iv) if the Threshold Requirements are satisfied on any Payment Date prior to the third anniversary of the Note Issue Date, the
               Trustee must pay on that Payment Date under each of
               sub-paragraphs (h)(ii) and (h)(iii), 50% of the amount that would otherwise have been payable if not for this sub-paragraph (h)(iv)
               and must pay the balance of the amount otherwise so payable in accordance with subparagraph (h)(i). On or after the third anniversary of the Note Issue Date, if the Threshold Requirements
               are satisfied, the Class AB Notes and the Class B Notes will be entitled to 100% of the amount payable under each of
               sub-paragraphs (h)(ii) and (h)(iii); and

          (v)  each such amount specified in this clause 6.6(h) shall only be paid or deposited to the extent that such payment or deposit will not result in a breach of the Threshold Requirements.

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     (i)  If, on any Payment Date, the Trust Manager directs the Trustee that the Threshold Requirements are not satisfied (including after giving effect to any payments set out in clause 6.6(h)), amounts applied under clause 6.6(a)(i)(D)(2) must be deposited or paid in the following order of priority:

          (i)  first:

               (A)  prior to the termination of the Class A Currency Swap, to the Class A Currency Swap Provider of the Class A A$
                    Equivalent of the Principal Amount of the Class A Notes on
                    that Payment Date (and the reciprocal payment by the Class A
                    Currency Swap Provider is thereafter to be applied in
                    accordance with clause 6.9(a)(ii) towards payment of the
                    Principal Amount of the Class A Notes (in the proportion as specified in clause 6.6(a)(iii)); and

               (B)  after the termination of the Class A Currency Swap, to the
                    Note Trustee for application in accordance with clause
                    6.8(a) of the Class A A$ Equivalent of the Principal Amount
                    of the Class A Notes on that Payment Date,

               and, in each case, until such time as the Class A Notes have been redeemed in full;

          (ii) to the Class AB Noteholders (in the proportion as specified in clause 6.6(a)(iii)) in payment of the Principal Amount of the
               Class AB notes.

               and, in each case, until such time as the Class AB Notes have been redeemed in full;

          (iii) to the Class B Noteholders (in the proportion as specified in clause 6.6(a)(iii)) in payment of the Principal Amount of the
               Class B notes.

               and, in each case, until such time as the Class B Notes have been redeemed in full,

          provided that each amount specified in this clause 6.6(i) shall only be paid or deposited to the extent that, after making the relevant payment or deposit, the Threshold Requirements remain unsatisfied.

6.7  CHARGE-OFFS

     If, on any Payment Date, the Aggregate Principal Loss Amount for the
     corresponding Collection Period exceeds the amount allocated or available for allocation on that Payment Date under clause 6.5(a)(ix), the amount of such excess will be the CHARGE-OFF for that Payment Date.

6.8  PAYMENTS INTO US$ ACCOUNT

     (a)  The Note Trustee must, on each Payment Date on which the Trustee pays an amount under clause 6.5(a)(v)(C)(2), 6.6(i)(i)(B) (the AUD US$
          AMOUNT), pay into the US$ Account or to the Principal Paying Agent under the Agency Agreement, an amount in US$ equal to the AUD US$
          Amount at the spot exchange rate in New York City for US$ purchases of
          Australian dollars on that Payment Date.

     (b)  The Trustee must direct the Class A Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by that Class A
          Currency Swap Provider under

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          the Class A Currency Swap into the US$ Account or to the Principal
          Paying Agent under the Agency Agreement.

     (c)  If the Trustee, the Trust Manager or the Servicer receives any amount denominated in US$ from the Class A Currency Swap Provider under the
          Class A Currency Swap or from the Note Trustee under clause 6.8(a) it will promptly pay that amount to the credit of the US$ Account.

6.9  PAYMENTS OUT OF US$ ACCOUNT

     (a)  The Trustee must, or must require that the Paying Agents on its behalf, at the direction of the Trust Manager, pay all amounts credited to the US$ Account by the Class A Currency Swap Provider, by
          the Note Trustee under clause 6.8(a) or under clause 6.8(c) as follows
          (and in accordance with the Note Trust Deed and the Agency Agreement)
          (in no order of priority):

          (i)  as contemplated in clauses 6.5(a)(v)(C)(1) and 6.5(a)(v)(C)(2), pari passu in relation to Class A Notes as payments of Interest on those Class A Notes;

          (ii) as contemplated in clauses 6.6(h)(i)(A), 6.6(h)(i)(B),
               6.6(i)(i)(A) and 6.6(i)(i)(B), pari passu to Class A Noteholders in payment of the Principal Amount of the Class A Notes until such time as all Class A Notes have been redeemed in full;

          (iii) as contemplated in clauses 6.6(b), (c), (d) or (e):

               (A)  pari passu to Class A Noteholders in relation to Class A
                    Notes;

               (B)  pari passu to Class AB Noteholders in relation to Class AB
                    Notes; and

               (C)  pari passu to Class B Noteholders in relation to Class B
                    Notes,

               as payment of redemption amounts; and

          (iv) as contemplated in clause 4.4(b)(iii):

               (A)  pari passu to Class A Noteholders in relation to Class A
                    Notes;

               (B)  pari passu to Class AB Noteholders in relation to Class AB
                    Notes; and

               (C)  pari passu to Class B Noteholders in relation to Class B
                    Notes,

               as payment of redemption amounts.

6.10 ROUNDING OF AMOUNTS

     In making the calculations required or contemplated by this clause 6, the
     Servicer or the Trust Manager (as the case may be) shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Series Notice.

6.11 PRESCRIPTION

     Despite any other provision of this Series Notice and the Master Trust
     Deed, Condition 8 of the Class A Notes applies to all amounts payable in relation to any Class A Note.

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6.12 REPLACEMENT OF CLASS A CURRENCY SWAP

     (a)  If the Class A Currency Swap is terminated, the Trustee must, at the direction of the Trust Manager, enter into one or more currency swaps which replaces that Class A Currency Swap (in a form reasonably satisfactory to the Trustee) (collectively a REPLACEMENT CLASS A
          CURRENCY SWAP) but only on the following conditions:

          (i)  the Settlement Amount (as defined in the Class A Currency Swap)
               payable (if any) by the Trustee to the Class A Currency Swap
               Provider will be paid in full when due in accordance with this
               Series Notice and the Class A Currency Swap;

          (ii) the Designated Rating Agencies confirm that the Replacement Class
               A Currency Swap will not cause a reduction or withdrawal of the rating of the Class A Notes (in the case of a replacement of the
               Class A Currency Swap); and

          (iii) the liability of the Trustee under the Replacement Class A
               Currency Swap is limited to at least the same extent that its liability is limited under the replaced Class A Currency Swap.

     (b)  If the conditions in (a) are satisfied, the Trustee must, at the direction of the Trust Manager, enter into the Replacement Class A
          Currency Swap and if it does so it must direct the Replacement Class A
          Currency Swap Provider to pay any upfront premium to enter into the
          Replacement Class A Currency Swap due to the Trustee directly to the outgoing Class A Currency Swap Provider in satisfaction of and only to the extent of the Trustee's obligation to pay the Settlement Amount
          (as defined in the Class A Currency Swap) as referred to in (a) and:

          (i)  to the extent that such premium is not greater than or equal to the Settlement Amount (as defined in the Class A Currency Swap), the balance must be satisfied by the Trustee as a Break Cost payable under clause 6.5(a)(v)(D); or

          (ii) to the extent that such premium is greater than the Settlement
               Amount (as defined in the relevant Class A Currency Swap), the excess will form part of the Assets of the Trust.

     (c)  If the conditions in (a) are satisfied and the Trustee has entered into the Replacement Class A Currency Swap, the Trustee must direct the outgoing Class A Currency Swap Provider to pay any Settlement
          Amount (as defined in the relevant Class A Currency Swap) payable by the outgoing Class A Currency Swap Provider to the Trustee on termination of the Class A Currency Swap directly to the Replacement
          Class A Currency Swap Provider in satisfaction of and only to the extent of any premium payable by the Trustee to enter into the Class A
          Replacement Currency Swap, in satisfaction of and to the extent of the outgoing Class A Currency Swap Provider's obligation to pay that part of the Settlement Amount (as defined in the Class A Currency Swap) to the Trustee, and:

          (i)  to the extent that such premium is greater than or equal to the
               Settlement Amount (as defined in the Class A Currency Swap), the balance must be satisfied by the Trustee as an Expense of the
               Trust; or

          (ii) to the extent that such premium is not greater than the
               Settlement Amount (as defined in the Class A Currency Swap), the excess will form part of the Assets of the Trust.

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6.13 PAYMENT PRIORITIES FOLLOWING ENFORCEMENT OF THE SECURITY TRUST DEED

     Notwithstanding any other provision of this clause 6, following the enforcement of the Security Trust Deed pursuant to clause 9.1 of the
     Security Trust Deed, the proceeds from the enforcement of the Charge (as defined in the Security Trust Deed) are to be applied in the following order of priority, subject to any other priority which may be required by statute or law:

     (a)  FIRST, to the extent required by law, to pay the holder of any prior ranking security interest of which the Security Trustee has notice;

     (b)  SECOND, to pay all costs, charges, expenses and disbursements properly incurred in the exercise of any power by the Security Trustee, the
          Note Trustee, a receiver or an attorney or other amounts (other than those referred to in paragraph (d)) payable to the Security Trustee or the Note Trustee under the Security Trust Deed or the Note Trust Deed
          (as the case may be);

     (c)  THIRD, to the extent that the moneys received by the Security Trustee represent the proceeds of any cash collateral lodged by a Support
          Facility Provider under a Support Facility, to pay that Support
          Facility Provider (this paragraph (c) will not apply to the extent that the relevant moneys received are applied in accordance with the relevant document to satisfy any obligation owed to the Trustee by the
          Support Facility Provider);

     (d)  FOURTH, to pay (pari passu and rateably):

          (i)  any fees due to the Security Trustee, the Note Trustee, each
               Paying Agent and the Calculation Agent (pari passu and rateably);

          (ii) any fees and unpaid Expenses due to the Trustee; and

          (iii) the Receiver's remuneration;

     (e)  FIFTH, to pay any unpaid Interest Adjustment due to the Approved
          Seller;

     (f)  SIXTH, to pay (pari passu and rateably):

          (i)  all Secured Moneys owing to the Support Facility Providers (pari passu and rateably);

          (ii) all Secured Moneys owing to the Redraw Noteholders and the Class
               A Noteholders (pari passu and rateably); and

          (iii) all Secured Moneys owing in relation to any Redraws made by the
               Trustee for which it has not been reimbursed under the
               Transaction Documents;

     (g)  SEVENTH, to pay (pari passu and rateably) all Secured Moneys owing to the Class AB Noteholders (pari passu and rateably);

     (h)  EIGHTH, to pay (pari passu and rateably) all Secured Moneys owing to the Class B Noteholders (pari passu and rateably);

     (i)  NINTH, to pay (pari passu and rateably) any amounts not covered above owing to a Mortgagee under a Transaction Document;

     (j)  TENTH, to pay any subsequent security interest of which the Security
          Trustee has notice; and

     (k)  ELEVENTH, to pay any surplus to the Trustee to be distributed in accordance with the Master Trust Deed.

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     The surplus will not carry interest. If the Security Trustee, or a
     Receiver, Mortgagee or Attorney pays the surplus to the credit of an account in the name of the Trustee with any bank carrying on business in
     Australia, the Security Trustee, Receiver, Mortgagee or Attorney (as the
     case may be) will be under no further liability in respect of it.

7.   MASTER TRUST DEED, INVESTMENT MANAGEMENT AGREEMENT AND REPRESENTATIONS,
     WARRANTIES AND UNDERTAKINGS

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7.1  COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

     (a)  (TRUST MANAGER'S FEE) For the purpose of clause 18 of the Master Trust
          Deed, the fee payable to the Trust Manager in respect of the Trust for each Collection Period (the TRUST MANAGER'S FEE) will be an amount calculated:

          (i)  on the aggregate of:

               (A)  the Principal Amount of all Registered Notes;

               (B)  the Class A A$ Equivalent of the Principal Amount of all
                    Class A Notes,

               on the first day of that Collection Period;

          (ii) at the rate of 0.055% per annum or as otherwise agreed by the
               Trust Manager and the Trustee from time to time; and

          (iii) on the actual number of days in the Collection Period divided by
               365 days,

          and shall accrue from day to day.

     (b)  (TRUSTEE'S FEE) For the purpose of clause 22.1 of the Master Trust
          Deed, the fee payable to the Trustee in respect of the Trust for each
          Collection Period (the TRUSTEE'S FEE) will be an amount as agreed between the Trustee and the Trust Manager from time to time, subject to clause 6.5(g), which fee shall not include the Trust Manager's Fee or the Approved Seller's Fee.

     (c)  (APPROVED SELLER'S FEE)

          For the purpose of clause 8.12 of the Master Trust Deed, the fee payable to the Approved Seller in respect of the Trust for each
          Collection Period (the APPROVED SELLER'S FEE) will be an amount as agreed between the Approved Seller and the Trust Manager from time to time, which fee may include an entitlement to interest in the event of late payment but which fee shall not include any amount attributable to:

          (i)  any Taxes;

          (ii) any Trustee's Fee;

          (iii) any other Expenses (other than the Trust Manager's Fee);

          (iv) any payment to the Trust Manager of the Trust Manager's Fee;

          (v)  any net amounts payable to any Swap Provider as required under any Hedge Agreement;

          (vi) any payment of Interest to Noteholders; and

          (vii) any amount by way of replenishment of the Assets of the Trust.

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     (d)  (SERVICER'S FEE) For the purpose of clause 6.1 of the Investment
          Management Agreement, the fee payable to the Servicer in respect of the Trust for each Collection Period (the SERVICER'S FEE) will be an amount calculated:

          (i)  on the aggregate of:

               (A)  the Principal Amount of all Registered Notes; and

               (B)  the Class A A$ Equivalent of the Principal Amount of all
                    Class A Notes,

               on the first day of that Collection Period;

          (ii) at the rate of 0.22% per annum or as otherwise agreed by the
               Servicer and the Trustee from time to time; and

          (iii) on the actual number of days in the Collection Period divided by
               365 days,

          and shall accrue from day to day.

     (e)  (FEE CHANGES TO TAKE ACCOUNT OF GST) Subject to clause 6.5(f), none of the above fees in this clause 7.1 are to be increased by reference to any applicable GST unless:

          (i)  the Trustee, the Trust Manager and the recipient of the relevant fee agree (that agreement not to be unreasonably withheld); and

          (ii) the increase will not result in the downgrading or withdrawal of the rating assigned to any Notes by any Designated Rating Agency.

     (f)  (ORIGINATOR'S FEE) The fee payable to the Originator in respect of the origination of Purchased Loans for each Collection Period (the
          ORIGINATOR'S FEE) will be an amount as agreed between the Servicer and the Trust Manager from time to time.

7.2  AMENDMENTS TO MASTER TRUST DEED

     The Master Trust Deed is amended for the purpose of the Trust as follows:

     (a)  CLAUSE 1 - DEFINITIONS AND INTERPRETATION

          (i)  For the purposes of the definition of AUTHORISED INVESTMENTS in clause 1.1 of the Master Trust Deed:

               (A)  delete the words "an Approved Bank" in paragraph (b) and replace it with the words "a bank rated A-1+ by S&P and P-1 by Moody's (an AUTHORISED BANK)";

               (B)  delete the words "Approved Bank" in paragraph (c) and replace them with the words "Authorised Bank";

               (C)  replace the wording in sub-paragraph (i) before
                    sub-paragraph (i)(A) with "unless otherwise advised in
                    writing by each Designated Rating Agency";

               (D)  replace sub-paragraph (i)(A) and (i)(B) with a sub-paragraph
                    (i)(A) as follows:

                    "(A) each proposed investment falling within categories (b),
                         (c) and (d) must have a credit rating issued by S&P of
                         A-1+ and by Moody's of P-1 or by S&P of AAA and by
                         Moody's of Aaa;

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               (E)  re-label sub-paragraph (i)(C) to be (i)(B) and insert at the end of the sub-paragraph the words " and by Moody's of Aaa";
                    and

               (F)  delete the words in sub-paragraph (ii)(A) after "it was acquired".

          (ii) For the purposes of the definition of EXPENSES in clause 1.1 of the Master Trust Deed:

               (A)  insert ", DTC" in paragraph (t) after "Stock Exchange" ;

               (B)  in paragraph (t), delete the word "and' after the
                    semi-colon;

               (C)  replace the comma at the end of paragraph (u) with "; and";
                    and

               (D)  add a new paragraph (v) at the end as follows:

                    "(v) any fees or expenses payable to a Paying Agent or
                         Calculation Agent,".

          (iii) The definition of FINANCIAL YEAR in clause 1.1 of the Master
               Trust Deed is deleted and replaced with the following:

               "FINANCIAL YEAR means, in relation to the Trust, the period of 12 months ending on the 31st day of December in any year or such other period that is treated as a year of income of the Trust for the purpose of calculating the net income of the Trust in
               accordance with the Tax Act provided that:

               (A)  the first Financial Year of the Trust is the period
                    commencing on the date of the constitution of the Trust and ending on the next succeeding 31st day of December or the
                    last day of the then current period which is the year of
                    income of the Trust for the purposes of the Tax Act; and

               (B)  the last Financial Year of the Trust is the period tot he
                    Vesting Date from the immediately preceding 1st day of
                    January or the commencement of the then year of income of
                    the Trust for the purposes of the Tax Act."

          (iv) For the purposes of the definition of INSOLVENCY EVENT in clause
               1.1 of the Master Trust Deed, replace "or a Mortgage Insurer"
               with ", a Mortgage Insurer, a Title Insurer or any other
               corporation" before "(each a RELEVANT CORPORATION)".

          (v)  For the purposes of the definition of RELATED SECURITY in clause
               1.1 of the Master Trust Deed:

               (A)  re-letter the existing subparagraph (d) as subparagraph (e);
                    and

               (B)  insert as a new subparagraph (d) "any Title Insurance Policy in relation to a Mortgage securing the loan and any amounts received by the Trustee (or a Servicer on its behalf) under any Title Insurance Policy.".

          (vi) Insert the following new definitions in clause 1.1 of the Master
               Trust Deed:

               RESIDUAL INCOME BENEFICIARY means, in relation to a Trust at any time, any person who holds a Residual Income Unit in that Trust at that time.

               RESIDUAL INCOME UNIT in relation to a Trust, has the meaning given in the Series Notice for that Trust.

          (vii) Insert the following definition in clause 1.1 of the Master
               Trust Deed:

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               TITLE INSURANCE POLICY means any title insurance policy specified as a TITLE INSURANCE POLICY in the Series Notice for that Trust.

          (viii) Insert the following definition in clause 1.1 of the Master
               Trust Deed:

               TITLE INSURER means any title insurer specified as a TITLE
               INSURER in the Series Notice for that Trust.

     (b)  CLAUSE 6 - ORIGINATION

          For the purposes of clause 6(a) of the Master Trust Deed, insert the words "or a direction by the Trust Manager" after "Note Issue
          Direction".

     (c)  CLAUSE 8 - ACQUISITION FROM APPROVED SELLER

          (i)  The following provisions replace clause 8.1 of the Master Trust
               Deed.

               "Where:

               (a)  a Note Issue Direction directs that the Trustee issues Notes to fund; or

               (b)  there is an investment proposal or direction by the Trust
                    Manager (in accordance with the Transaction Documents) for,

               the acquisition of Authorised Investments from an Approved Seller under a Sale Notice under clause 8.3 of the Master Trust Deed and the Trustee implements the direction or proposal, the Trustee shall use the proceeds of the relevant issue of Notes for the purpose of the acquisition in accordance with clause 8 of the
               Master Trust Deed."

          (ii) For the purposes of clause 8.4(a) of the Master Trust Deed:

               (A)  delete clause 8.4(a)(i);

               (B)  insert in clause 8.4(a)(ii) before "the Trust Manager", the words "(where clause 8.1(a) applies)"; and

               (C)  each of the following is a condition precedent to the giving of the Sale Notice:

                    (CERTIFIED COPIES) The Trustee has received certified copies of the forms of each Mortgage Insurance Policy and Title
                    Insurance Policy, and the forms of the Loan Agreements,
                    relating to the Purchased Loans.

                    (RELEASE) The Trustee has received evidence that the
                    Purchased Loans and related Loan Rights will be released
                    from any Security Interest as of the Closing Date.

          (iii) For the purposes of clause 8.7(b) of the Master Trust Deed and clauses 6.6(b) to (e) (inclusive), the following provisions apply:

               (A)  On the date on which a redemption of Notes under clause
                    6.6(b), (c), (d) or (e) is to occur, the Trust Manager may direct the Trustee to offer to sell the Loans held by the
                    Trustee to an Other Trust or any other person in accordance with the Master Trust Deed and any relevant Series Notice.

               (B)  The Trustee as trustee of the Trust will do all things reasonably necessary to give effect to the disposal of the
                    Loans held by the Trustee to that

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                    Other Trust or other person (as the case may be) in
                    accordance with the Master Trust Deed and any relevant
                    Series Notice.

               (C)  In the case of a disposal to an Other Trust, the Trust
                    Manager may only give the direction referred to in
                    sub-paragraph (iii)(A) to the extent that funds are
                    available to the Other Trust to acquire those assets.

          (iv) For the purposes of clause 8.8 of the Master Trust Deed:

               (A)  in relation to sub-paragraph (a)(i):

                    (1)  delete the words "after a Note Issue Date"; and

                    (2)  replace the words "corresponding Note Issue Direction"
                         with "relevant Sale Notice";

               (B)  in relation to sub-paragraph (a)(ii):

                    (1)  delete the words "after the Note Issue Date" and the
                         words "as soon as possible";

                    (2)  insert the words "or Sale Notice" after "in that Series
                         Notice";

                    (3)  insert the words "Series Notice or" before "Sale Notice in respect of"; and

                    (4)  replace the words "corresponding Note Issue Direction"
                         with "relevant Sale Notice"; and

               (C)  in relation to paragraph (b):

                    (1)  delete the words "on or" and "after a Note Issue Date";

                    (2)  replace the words "corresponding Note Issue Direction"
                         with "relevant Sale Notice"; and

                    (3)  replace the words "the Note Issue Date" with "the
                         relevant Closing Date" (where it appears twice).

     (d)  CLAUSE 11 - LIMITS ON RIGHTS OF NOTEHOLDERS AND BENEFICIARY

          For the purposes of clause 11.1 of the Master Trust Deed:

          (i)  in relation to paragraph (h), insert ", Security Trustee" after
               "Trustee";

          (ii) in relation to paragraph (k), insert "or an Approved Seller"
               after "Trust Manager";

          (iii) replace paragraph (l) with the following:

               "(l) (TAKE PROCEEDINGS) take any proceedings of any nature whatsoever in any court or otherwise or to obtain any remedy of any nature (including against the Trustee, the Trust
                    Manager, the Security Trustee or the Servicer or any former
                    Trustee, Trust Manager, Security Trustee or Servicer or in
                    respect of any Trust or any Asset of any Trust) provided
                    that it shall be entitled to compel the Trustee, the Trust
                    Manager, the Security Trustee and the Servicer to comply
                    with their respective duties and obligations under the
                    Transaction Documents"; and

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          (iv) replace paragraph (m) with the following:

               "(m) (RECOURSE TO PERSONAL ASSETS) any recourse whatsoever to the
                    Trustee, the Security Trustee or the Trust Manager in their personal capacity, except to the extent of any fraud,
                    negligence or wilful default on the part of the Trustee or the Trust Manager or as provided in the relevant Transaction
                    Documents in relation to the Security Trustee."

     (e)  CLAUSE 12 - PROCEDURE FOR ISSUE OF NOTES

          (i)  For the purposes of clause 12.1 of the Master Trust Deed, the
               Note Issue Direction for the Notes may be issued by the Trust
               Manager on or at any time prior to the Note Issue Date for the
               Notes.

          (ii) For the purposes of clause 12.6(a) of the Master Trust Deed, the certification by the Trust Manager may occur on or at any time prior to the Note Issue Date for the Notes.

     (f)  CLAUSE 13 - TRANSFERS OF NOTES

          The following provisions replace clause 13.3 of the Master Trust Deed:

          "(a) Notes can only be transferred if:

               (i)  the amount payable on acceptance of the offer by the
                    transferee is a minimum amount of A$500,000 (disregarding
                    any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an
                    associate (as defined in Division 2 of Part 1.2 of the
                    Corporations Act)); or

               (ii) the offer or invitation to the transferee by the Noteholder in relation to such Notes does not otherwise require
                    disclosure under Part 6D.2 of the Corporations Act and the
                    Corporations Regulations made under the Corporations Act.

          (b)  Prior to purchasing any Notes, purchasers should consult counsel with respect to the availability and conditions of exemption from the restriction on resale or transfer.".

     (g)  CLAUSE 15 - THE REGISTER

          (i)  For the purposes of clause 15.3(a) of the Master Trust Deed, the
               Trustee and the Trust Manager agree that the Register with respect to the Trust may be kept at the Trustee's principal office in Sydney.

          (ii) For the purposes of clause 15.5 of the Master Trust Deed, the
               Trustee may:

               (A)  without prior notice to the Noteholders close the Register:

                    (1)  in relation to any Note, each period from the close of business (Sydney time) on the date which is 5 Business
                         Days before each Payment Date for that Note to close of
                         business on that Payment Date; or

                    (2)  when required for the Auditor to conduct any audit in relation to the Trust; or

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               (B)  with prior notice to the Registered Noteholders, close the
                    Register for other periods not exceeding 30 days (or such
                    other period of time as agreed between the Trustee and the
                    Trust Manager, with the approval of an Extraordinary
                    Resolution of Registered Noteholders) in aggregate in any
                    calendar year.

     (h)  CLAUSE 17 - THE TRUST MANAGER

          Reference in clause 17.20(e) of the Master Trust Deed to "the
          Designated Rating Agency' is amended to be reference to "each
          Designated Rating Agency".

     (i)  CLAUSE 19 - RETIREMENT, REMOVAL AND REPLACEMENT OF TRUST MANAGER

          (i)  Each reference in clause 19 of the Master Trust Deed to "the
               Designated Rating Agency", "the Trusts" and "Series Notices" is
               amended to be a reference to "each Designated Rating Agency",
               "the Trust" and "Series Notice" respectively.

          (ii) Clause 19.3 of the Master Trust Deed is amended by adding as a final sentence: "In this clause 'materially prejudice' includes withdrawal, qualification or downgrade of the rating assigned to a Note by any Designated Rating Agency".

     (j)  CLAUSE 20 - TRUSTEE'S POWERS

          For the purposes of clause 20.4 of the Master Trust Deed:

          (i)  insert "in relation to the Registered Notes," at the beginning of sub-paragraph (b)(iii);

          (ii) insert a new sub-paragraph (b)(iv) as follows:

               "(iv) in relation to Class A Notes, to a Paying Agent (in respect of which the Trustee is not liable for its acts or
                    omissions)"; and

          (iii) replace "or Austraclear" in sub-paragraph (d)(i) with ",
               Austraclear or a Paying Agent".

     (k)  CLAUSE 23 - REMOVAL, RETIREMENT AND REPLACEMENT OF TRUSTEE

          Each reference in clause 23 of the Master Trust Deed to "the
          Designated Rating Agency" is amended to be reference to "each
          Designated Rating Agency".

     (l)  CLAUSE 26 - BANK ACCOUNTS

          Clause 26.1(d)(i) of the Master Trust Deed is amended by adding "or
          P-2 or below by Moody's" after the words "A-1 (S&P) or below".

     (m)  CLAUSE 27 - AUDITOR

          Each reference in clause 27 of the Master Trust Deed to "the
          Designated Rating Agency" is amended to be reference to "each
          Designated Rating Agency".

     (n)  CLAUSE 29 - INCOME ENTITLEMENTS AND PAYMENTS

          For the purposes of the Trust, clause 29 of the Master Trust Deed is deleted and a new clause 29 inserted as follows:

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               "29. INCOME ENTITLEMENTS AND PAYMENTS

               29.1 CASHFLOW ALLOCATION METHODOLOGY

                    Collections in relation to a Trust and other amounts
                    credited to the Collection Account for that Trust will be
                    allocated by the Trust Manager on behalf of the Trustee, and paid by the Trustee, as directed by the Trust Manager, in
                    accordance with the Series Notice for that Trust.

               29.2 INCOME OF THE TRUST

                    For each Financial Year in respect of a Trust the Trust
                    Manager will ascertain the following on behalf of the
                    Trustee:

                    (a)  the net income of that Trust in accordance with section
                         95(1) of the Tax Act (the TAX INCOME); and

                    (b)  the net income of that Trust in accordance with
                         conventional accounting principles applicable to the
                         administration of trusts (the ACCOUNTING INCOME).

               29.3 INCOME ENTITLEMENT

                    Notwithstanding anything to the contrary contained in this deed:

                    (a)  (PRESENT ENTITLEMENT) the Residual Income Beneficiaries
                         shall, as at the end of each Financial Year for that
                         Trust, have an absolute vested interest in, and be
                         presently entitled to, the income of that Trust; and

                    (b)  (APPLICATION OF INCOME) unless the Trust Manager
                         otherwise determines, having regard to any relevant
                         taxation or other implications for the Trustee
                         (disregarding for these purposes any possible operation
                         of clause 29.4) or both for any Financial Year for that
                         Trust, for the purposes of paying, applying,
                         distributing, setting aside or allocating any income
                         for the benefit of those Residual Income Beneficiaries
                         in accordance with the terms of this deed in respect of
                         that Financial Year, the income that is to be so paid,
                         applied, distributed, set aside or allocated shall be
                         whichever is the greater of the Tax Income or the
                         Accounting Income for that Financial Year.

               29.4 DISTRIBUTION OF EXCESS TAX INCOME

                    For the avoidance of doubt, in the event that the Tax Income exceeds the Accounting Income for a Trust in any Financial
                    Year for that Trust then, notwithstanding anything to the
                    contrary in this deed, the Trust Manager must direct the
                    Trustee to, and the Trustee must, so far as possible, ensure that such excess is allocated to the Residual Income
                    Beneficiaries of that Trust in proportion to their
                    respective Income Percentages for that Financial Year and
                    shall take such action as is necessary to give effect to
                    this clause.

               29.5 PAYMENTS TO BENEFICIARIES

                    (a)  (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL
                         YEAR) The income of a Trust for a Financial Year (to
                         the extent not previously distributed)

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                         shall, subject to clause 29.7, constitute a debt due
                         as at the end of that Financial Year by the Trustee as
                         trustee of the Trust to each Residual Income
                         Beneficiary of that Trust who is entitled to the income
                         under clause 29.3(a) and shall, subject to clause 29.7,
                         be payable under clause 29.5(b).

                    (b)  (PAYMENT) Subject to clause 29.7, the Trustee may make interim distributions of the income of a Trust to the
                         relevant Residual Income Beneficiaries in accordance
                         with the terms of the Series Notice for that Trust and
                         shall as soon as practicable after the end of a
                         Financial Year transfer an amount representing the
                         income of that Trust (to the extent not previously
                         distributed) from the central bank account of that
                         Trust to the bank accounts of each Residual Income
                         Beneficiary of that Trust as directed by the relevant
                         Beneficiary.

                    (c)  (RESIDUAL CAPITAL) On the termination of a Trust, the surplus capital of that Trust remaining after
                         satisfaction by the Trustee of all its obligations in
                         respect of that Trust shall be paid to the Residual
                         Income Beneficiaries of that Trust in accordance with
                         the terms of the Series Notice for that Trust.

               29.6 APPLICATION OF TRUST INCOME

                    (a)  If by the last day of any Financial Year for a Trust
                         (the LAST DAY) the Trustee has not effectively dealt
                         with the whole of the income of that Trust for that
                         Financial Year by paying, applying or distributing it,
                         or by setting it aside, then the income not so paid,
                         applied, distributed or set aside shall be deemed to
                         have been irrevocably applied and set aside on the Last
                         Day by the Trustee on behalf of, and shall be held by
                         the Trustee on and from the Last Day upon trust
                         absolutely for, the Residual Income Beneficiaries of
                         that Trust in accordance with their entitlement to
                         income under this deed (including, for these purposes,
                         the allocation of excess Tax Income (if any) pursuant
                         to clause 29.4).

                    (b)  If the Trustee fails to effectively allocate any excess to a Residual Income Beneficiary in accordance with
                         clause 29.4, then such excess shall vest or be deemed
                         to be vested in that Residual Income Beneficiary.

                    (c)  Unless the Trust Manager otherwise determines, having regard to any relevant taxation or other implications
                         for the Trustee or both for any Financial Year for that
                         Trust, for the purposes of this clause 29.6 references
                         to income of that Trust for any Financial Year shall be
                         to the greater of the Tax Income or the Accounting
                         Income for that Financial Year.

               29.7 SUBORDINATION OF RESIDUAL INCOME BENEFICIARIES' ENTITLEMENTS

               (a)  No moneys may be paid out of a Trust during a Financial Year to a Residual Income Beneficiary under clause 29.5, whilst there is any amount due, but unpaid, which is in accordance with clause 29.1 to be

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                    paid in priority to those amounts and before the Trustee is satisfied, after consulting with the Trust Manager, that
                    sufficient allowance has been made for those priority
                    amounts in relation to that Trust, accruing during that
                    Financial Year. To the extent that there is an amount
                    payable under clause 29.1 which is to be paid in priority to the amounts payable to a Residual Income Beneficiary, that
                    Residual Income Beneficiary directs the Trustee to meet the amount payable under clause 29.1 as an application of that
                    Residual Income Beneficiary's entitlement to the income of that Trust.

               (b)  Notwithstanding paragraph (a) of this clause, once an amount is paid out of a Trust to a Residual Income Beneficiary
                    during a Financial Year, that amount may not be recovered
                    from that Residual Income Beneficiary for any reason or by any person except to the extent that the amount was paid in error.

          29.8 INSUFFICIENT MONEYS

               If after the application of the provisions of clauses 29.1 and
               29.3 there is insufficient money available to the Trustee in respect of a Trust to pay the full amount due to Noteholders for that Trust, the deficiency shall, subject to the Series Notice for the Notes or any Class of the Notes issued in relation to that Trust, be borne by the Noteholders in the manner set out in the relevant Series Notice.

          29.9 TRUST MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

               Without limiting its other obligations under this deed, the Trust
               Manager, in exercising its powers and carrying out its duties in accordance with this deed, must, to the extent possible, ensure that the Trustee complies with its obligations under clauses
               29.3(b) and 29.4."

     (o)  CLAUSE 32 - TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND
          INDEMNITY GENERALLY

          (i)  The following provisions replace clause 32.16 of the Master Trust
               Deed.

               "(a) The Trustee enters into the Transaction Documents and issues the Notes only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by the Trustee
                    acting in its capacity as trustee of the Trust arising under or in connection with the Transaction Documents or the Trust or in respect of the Notes is limited to and can be enforced against the Trustee only to the extent to which it can be
                    satisfied out of the Assets of the Trust out of which the
                    Trustee is actually indemnified for the liability. This
                    limitation of the Trustee 's liability applies despite any other provision of the Transaction Documents (other than
                    clause 32.16(c)) and extends to all liabilities and
                    obligations of the Trustee in any way connected with any
                    representation, warranty, conduct, omission, agreement or
                    transaction related to the Transaction Documents or the
                    Trust.

               (b)  The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver

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                    (except in relation to the Assets of the Trust), liquidator, administrator or similar person to the Trustee or prove in any liquidation, administration or arrangements of or
                    affecting the Trustee (except in relation to the Assets of the Trust).

               (c)  The provisions of this clause 32.16 do not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the
                    Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or wilful
                    default.

               (d)  It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the
                    Trustee (including any related failure to satisfy its
                    obligations or breach of representation or warranty under
                    the Transaction Documents) will be considered fraud,
                    negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 32.16 to the extent to which the act or omission was caused or contributed to by any
                    failure by the Relevant Parties (other than a person whose acts or omissions the Trustee is liable for in accordance
                    with the Transaction Documents) to fulfil its obligations
                    relating to the Trust or by any other act or omission of the
                    Relevant Parties (other than a person whose acts or
                    omissions the Trustee is liable for in accordance with the
                    Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the
                    Trustee.

               (e)  No attorney, agent, receiver or receiver and manager
                    appointed in accordance with a Transaction Document has
                    authority to act on behalf of the Trustee in a way which
                    exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud,
                    negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 32.16, provided (in the case of any person selected and appointed by the Trustee) that
                    the Trustee has exercised reasonable care in the selection of such persons.

               (f)  The Trustee will not be regarded as negligent or in breach of trust to the extent to which it accepts and relies on an opinion, advice or letter from a professional adviser
                    (legal, financial, audit or otherwise) which contains a
                    dollar amount limitation on that professional adviser's
                    liability.

               (g)  In this clause 32.16, RELEVANT PARTY means each of the Trust
                    Manager, the Servicer, the Calculation Agent, each Paying
                    Agent, the Note Registrar, the Approved Seller, the Note
                    Trustee and any Support Facility Provider."

          (ii) (A)  Subject to sub-paragraph (B), the following provisions replace clause 32.18 of the Master Trust Deed.

                    "(a) (INDEMNITY FROM THE TRUST) Without prejudice to the
                         right of indemnity given by law to trustees, and
                         without limiting any other provision of a Transaction
                         Document, the Trustee will be

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                         indemnified out of the Assets of the Trust, free of any
                         set off or counterclaim, against all Penalty Payments
                         which the Trustee is required to pay personally or in
                         its capacity as trustee of the Trust and arising in
                         connection with the performance of its duties or
                         exercise of its powers under this deed or a Transaction
                         Document in relation to the Trust.

                    (b)  (PRESERVATION OF RIGHT AND INDEMNITY) The Trustee's
                         right to be indemnified in accordance with paragraph
                         (a), applies notwithstanding any allegation that the
                         Trustee has incurred such Penalty Payment as a result
                         of its negligence, fraud or wilful default or any other
                         act or omission which may otherwise disentitle the
                         Trustee to be so indemnified. However, the Trustee is
                         not entitled to that right of indemnity to the extent
                         that there is a determination by a relevant court of
                         negligence, fraud or wilful default by the Trustee
                         (provided that, until such determination, the Trustee
                         is entitled to that right of indemnity or reimbursement
                         but must, upon such determination, repay to the Trust
                         any amount paid to it under this clause). The Trustee
                         may in accordance with the Transaction Documents rely
                         on others in relation to compliance with the Consumer
                         Credit Legislation.

                    (c)  (OVERRIDING) This clause 32.18 overrides any other
                         provision of the Master Trust Deed or any Series
                         Notice.

                    (d)  (INDEMNITY FROM SERVICER) The Servicer indemnifies the
                         Trustee in relation to the Trust, free of any set off
                         or counterclaim, against all Penalty Payments which the
                         Trustee is required to pay personally or in its
                         capacity as trustee of the Trust and arising in
                         connection with the performance of its duties or
                         exercise of its powers under this deed in relation to
                         the Trust, except to the extent that such Penalty
                         Payments arose as a result of the fraud, negligence or
                         wilful default of the Trustee.

                    (e)  (ACCEPTABLE INSURANCE POLICY)

                         (i) To further and better secure the obligations of the
                             Servicer under this clause 32.18, the Servicer
                             shall effect an Acceptable Insurance Policy.

                         (ii) If the Servicer is obliged to indemnify the
                             Trustee under this clause 32.18, the Servicer will
                             promptly make a claim under the Acceptable
                             Insurance Policy and do all things reasonably
                             required to obtain payment of that claim.

                         (iii) The Servicer shall provide the Trustee with
                             evidence of the renewal of the Acceptable Insurance
                             Policy within seven days of the date of renewal of
                             the Acceptable Insurance Policy.

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                         (iv) Upon the Acceptable Insurance Policy lapsing or
                             becoming void for any reason whatsoever, the
                             Servicer shall immediately:

                             (A) notify the Trustee that the Acceptable
                                 Insurance Policy has lapsed or become void; and

                             (B) effect alternative arrangements acceptable to
                                 the Trustee and obtain confirmation from each
                                 Designated Rating Agency that the rating of the
                                 Notes rated by it will not be adversely
                                 affected.

                    (f)  (CALLING UPON INDEMNITY) The Trustee will call upon the indemnity under paragraph (d) before it calls on the
                         indemnity in paragraph (a). If any such claim is not
                         satisfied within 3 Business Days of the claim being
                         made, the Trustee may (without prejudice to its rights
                         under any indemnity under paragraph (d)) exercise its
                         right of indemnity referred to in paragraph (a).

                    (g)  (GRANTING INDEMNITY) The Trustee agrees that it will
                         not grant an indemnity to any other person within the
                         terms of paragraph (iv) of the definition of Penalty
                         Payment without the prior written consent of the
                         Servicer."

               (B)  The definition of Penalty Payment in clause 32.18 of the
                    Master Trust Deed shall apply and clause 32.18(d) of the
                    Master Trust Deed (before any amendment to the Master Trust
                    Deed as set out in this Series Notice) shall apply except
                    that references to the "Trust Manager" in that clause shall be continued as references to the "Servicer".

7.3  AMENDMENTS TO INVESTMENT MANAGEMENT AGREEMENT

     The Investment Management Agreement is amended for the purposes of the
     Trust as follows.

     (a)  Interstar Securitisation Management Pty Limited accedes to the
          Investment Management Agreement and each of the Servicer, the Trustee and Interstar Securitisation Management Pty Limited agree, acknowledge and confirm that:

          (i)  as trust manager of the Interstar Millennium Series 2005-1G
               Trust, Interstar Securitisation Management Pty Limited will be bound by the duties and obligations imposed on the "Trust
               Manager" (as that term is defined in the Investment Management
               Agreement) by the Investment Management Agreement in all respects as if it had originally been named as a party to the Investment
               Management Agreement as the trust manager; and

          (ii) as trust manager of the Interstar Millennium Series 2005-1G
               Trust, Interstar Securitisation Management Pty Limited shall be entitled to the benefit of any rights or powers conferred on the
               "Trust Manager" (as that term is defined in the

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               Investment Management Agreement) under the Investment Management
               Agreement as if it had originally been named a party to the
               Investment Management Agreement as the trust manager.

     (b)  CLAUSE 1.3 - LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

          Clause 1.3 of the Investment Management Agreement is deleted and replaced with the following.

          "(a) Clause 32 of the Master Trust Deed (as amended by the Notice of
               Creation of Trust and the Series Notice) applies to the
               obligations and liabilities of the Trustee and the Trust Manager under this agreement.

          (b)  Without limiting the generality of clause 1.3(a), clause 32.16 of the Master Trust Deed (as amended by the Notice of Creation of
               Trust and the Series Notice) is incorporated into this agreement as if set out in full, except that any reference to DEED is replaced by a reference to AGREEMENT and any reference to TRUST refers to each Relevant Trust.

          (c)  Nothing in this clause 1.3 limits a party in:

               (i)  obtaining an injunction or other order to restrain any breach of this agreement by any party;

               (ii) obtaining declaratory relief; or

               (iii) in relation to its rights under the Security Trust Deed.

          (d)  Except as provided in paragraphs (a) and (b) and subject to paragraph (c), no party shall:

               (i)  (STATUTORY DEMAND) issue any demand under s459E(1) of the
                    Corporations Act (or any analogous provision under any other law) against the Trustee;

               (ii) (WINDING UP) apply for the winding up or dissolution of the
                    Trustee;

               (iii) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee (other than the
                    Trust Assets);

               (iv) (COURT APPOINTED RECEIVER) apply for the appointment by a court or a receiver to any of the assets of the Trustee
                    (other than the Trust Assets);

               (v)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

               (v)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee (other than in respect of the Trust Assets); or

               (vi) (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Trustee,

               or take proceedings for any of the above and each party waives its rights to make those applications and take those proceedings.

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     (c)  CLAUSE 2 - APPOINTMENT OF SERVICER

          In clause 2.3(d) of the Investment Management Agreement, add "or Title
          Insurer in relation to a Title Insurance Policy" after "any law firm".

     (d)  CLAUSE 4 - UNDERTAKINGS

          (i)  In clause 4.1(c)(ii) of the Investment Management Agreement, add
               "or Title Insurer (as the case may be)" after "the Mortgage
               Insurer".

          (ii) In clause 4.1(c)(iii) of the Investment Management Agreement, add
               "or Title Insurer (as the case may be)" after "the Mortgage
               Insurer".

          (iii) Add the following clause 4.1(c)(iv) in the Investment Management
               Agreement: "promptly notify the Title Insurer (if any) of that default in accordance with the provisions of the relevant Title
               Insurance Policy, if required".

          (iv) Relabel clause 4.1(d)(i)(B) of the Investment Management
               Agreement as clause 4.1(d)(i)(C).

          (v)  Add the following clause 4.1(d)(i)(B) in the Investment
               Management Agreement: "Title Insurance Policies; and".

          (vi) In clause 4.1(d)(ii) of the Investment Management Agreement, add
               ", Title Insurance Policy" after "Mortgage Insurance Policy".

          (vii) In clause 4.1(d)(iii) of the Investment Management Agreement, add ", Title Insurance Policy" after "Mortgage Insurance Policy".

          (viii) Clause 4.1(f) of the Investment Management Agreement is amended by inserting the words " and provided that the variation,
               amendment or modification does not result in the downgrade or withdrawal of rating of the Notes".

          (ix) Replace 4.1(h) of the Investment Management Agreement to read as follows:

               "set the Investment Rate as 0.25% higher than the percentage rate of return which it determines in its absolute discretion would be required to be set on the Authorised Investments held by the
               Trustee, in order to ensure that the Trustee has sufficient cash available at all times to enable the Trustee to pay all payments of Interest in respect of the Trust and otherwise comply with all of the Trustee's duties and obligations under the Transaction
               Documents as and when they fall due, including payment of the
               Approved Seller's Fee as and when it falls due".

     (e)  CLAUSE 6 - SERVICER FEES

          In clause 6.2(a) of the Investment Management Agreement, add "or Title
          Insurance Policy" after "Mortgage Insurance Policy".

7.4  ADDITIONAL REPRESENTATIONS AND WARRANTIES - APPROVED SELLER AND TRUSTEE

     Each of the Approved Seller and the Trustee makes the following additional representations and warranties in respect of itself only to the Trust
     Manager, to each Noteholder and to the Security Trustee (who holds the benefit of the representations and warranties for the Mortgagees (as defined in the Security Trust Deed):

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     (a)  it is not in default under any Transaction Document (to which it is a party) in a manner which has or may have an Adverse Effect;

     (b)  it has no immunity from the jurisdiction of a court or from legal process;

     (c)  (in relation to Interstar Wholesale Finance Pty Limited only, in its capacity as the Approved Seller) it holds sole beneficial ownership as at the relevant Closing Date of the Loans referred to in the Sale
          Notice given by it;

     (d)  (in relation to Interstar Wholesale Finance Pty Limited only, in its capacity as the Approved Seller) it holds such beneficial interest in the Authorised Investments (other than the Loans referred to in paragraph (c)) which form part of the Assets of the Trust as is validly transferred to it unless it has disposed of that interest in accordance with the provisions of the Transaction Documents;

     (e)  (in relation to the Trustee only) the Trustee has not resettled, set aside or transferred any property of the Trust other than in accordance with the Transaction Documents;

     (f)  (in relation to the Trustee only) the Trustee has not terminated the
          Trust nor has any event of which it is aware for the vesting of the assets of the Trust occurred;

     (g)  (in relation to the Trustee only) the Trustee is not aware that an
          Event of Default as defined in the Security Trust Deed is subsisting;

     (h)  (in relation only to the Approved Seller) as at the relevant Closing
          Date, beneficial title in the Authorised Investments referred to in the Sale Notice given by it, or otherwise to be transferred by it, are entitled to be and will be transferred to the Trustee.

     (i)  (in relation to the Approved Seller only) the sale, transfer and assignment of the Approved Seller's interest in the Purchased Loans, will not constitute a breach of any Relevant Document or the Approved
          Seller's obligations or a default by the Approved Seller under any
          Security Interest;

     (j)  (in relation to the Approved Seller only) the Approved Seller holds in its possession or control all Relevant Documents that relate to the
          Purchased Loans and the related Loan Securities necessary to register and enforce the provisions of and the security created by the relevant
          Loan Securities;

     (k)  (in relation to the Approved Seller only) the Approved Seller is solvent, is able to pay its debts as and when they become due and payable and has no notice of, nor taken any steps in relation to, any application or order for its winding up or the appointment of a receiver or liquidator to it or any of its assets;

     (l)  (in relation to the Approved Seller only) at the time each Purchased
          Loan and each Related Security was entered into it complied in all material respects with the Approved Seller's underwriting and operations procedures, as agreed with the Servicer;

     (m)  (in relation to the Approved Seller only) each Purchased Loan and Loan
          Security and each Related Security was entered into by the Approved
          Seller in good faith;

     (n)  (in relation to the Approved Seller only) at the time each Purchased
          Loan and each Loan Security and each Related Security was entered into at any time prior to the Closing Date, the Approved Seller had not received any notice of any insolvency, bankruptcy or liquidation of the Obligor(s) or any guarantors or security providers (except that if a Loan is

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          in Arrears but complies with the Eligibility Criteria, the fact that it is in Arrears is not in and of itself notice of insolvency) or any notice that any such person did not have the legal capacity to enter into the relevant Mortgage;

     (o)  (in relation to the Approved Seller only) as at the Cut-Off Date, none of the Purchased Loans and none of the Loan Securities and no Related
          Security had been waived or altered, except in writing and as part of the Relevant Documents;

     (p)  (in relation to the Approved Seller only) all information provided by the Approved Seller to the Trustee in connection with the Loans, the
          Loan Securities and the Related Securities was, when given, true and accurate in all material respects and not misleading or deceptive and did not omit to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading or deceptive; and

     (q)  (in relation to the Approved Seller only) as at the Cut-Off Date, the
          Approved Seller was not aware of any circumstance or event that may materially and adversely affect:

          (i)  the value or enforceability of any Loan, Loan Security or Related
               Security; or

          (ii) the ability of the Approved Seller to perform its obligations under the Transaction Documents.

7.5  ADDITIONAL REPRESENTATIONS AND WARRANTIES - TRUST MANAGER

     Each of the Servicer and the Trust Manager makes the following representations and warranties to the Trustee, to each Noteholder and to the Security Trustee (who holds the benefit of the representations and warranties for the Mortgagees (as defined in the Security Trust Deed):

     (a)  to its knowledge, no litigation, arbitration or administrative proceedings are taking place, pending or threatened against it which, if adversely determined, has or may have an Adverse Effect;

     (b)  it is not in default under any Transaction Document to which it is a party in a manner which has or may have an Adverse Effect;

     (c)  the Loans which are subject to the provisions of the Consumer Credit
          Legislation comply with the Consumer Credit Legislation; and

     (d)  it is not aware of any act or circumstance that would permit a
          Mortgage Insurer or a Title Insurer to reduce or avoid any claim under its Mortgage Insurance Policy or Title Insurance Policy (as the case may be).

7.6  ADDITIONAL UNDERTAKINGS - TRUSTEE

     The Trustee undertakes to the Servicer, the Trust Manager, to each
     Noteholder and to the Security Trustee (who holds the benefit of the undertakings for the Mortgagees (as defined in the Security Trust Deed)
     that:

     (a)  it will treat the Noteholders of the same Class equally and will treat
          Noteholders of different Classes fairly;

     (b)  it will not deal in any way with any person except at arm's length in the ordinary course of business for valuable commercial consideration;

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     (c)  it will not advance money or make available financial accommodation to or for the benefit of any person or give a guarantee or security interest in connection with an obligation or liability of any person except as permitted under the Transaction Documents;

     (d)  it will not take any action in respect of a Mortgage which action is contrary to the terms of the Mortgage Insurance Policy covering that
          Mortgage unless it is approved by the relevant Mortgage Insurer (the
          Trustee is entitled to rely without enquiry on a certificate from the
          Servicer to the effect that the relevant Mortgage Insurer has given its consent);

     (e)  provided that the Trustee has been provided with a copy of the form of the relevant Title Insurance Policy and has agreed in writing with the
          Servicer that this paragraph (e) will apply to all Title Insurance
          Policies issued in that agreed form, it will not take any action in respect of a Mortgage which action is contrary to the terms of any
          Title Insurance Policy covering that Mortgage unless it is approved by the relevant Title Insurer (the Trustee is entitled to rely without enquiry on a certificate from the Servicer to the effect that the relevant Title Insurer has given its consent);

     (f)  it shall not:

          (i)  amend or vary, or consent to any amendment or variation of,

          (ii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the repudiation of, or

          (iii) expressly or impliedly waive, or extend or grant time or indulgence of, any provision of or obligation under,

          any Transaction Document where to do so would have an Adverse Effect
          (the Trustee is entitled to rely without enquiry on a certificate from the Trust Manager to the effect that any such action will not have an
          Adverse Effect);

     (g)  it shall not amend or vary the form which will be used for any
          Mortgage which it acquires or settles in any manner which would have an Adverse Effect (the Trustee is entitled to rely without enquiry on a certificate from the Servicer to the effect that any amendment or variation of the form used for any Mortgage will not have an Adverse
          Effect);

     (h)  it will not resettle, set aside or transfer any asset held under the
          Trust other than a transfer which complies with the Transaction
          Documents (the Trustee is entitled to rely without enquiry on a certificate from the Trust Manager to the effect that any such transfer complies with this deed);

     (i)  except as contemplated by clause 23 of the Master Trust Deed, the
          Trustee will not do anything which would cause or enable its removal, nor will it retire, as trustee of the Trust; and

     (j)  the Trustee will not permit any person to act or be appointed as trustee of the Trust jointly with the Trustee.

7.7  ADDITIONAL UNDERTAKINGS - TRUST MANAGER AND SERVICER

     Each of the Trust Manager and the Servicer undertakes to the Trustee, to each Noteholder and to the Security Trustee (who holds the benefit of the undertakings for the Mortgagees (as defined in the Security Trust Deed) to:

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     (a)  upon being so directed by the Trustee, rectify any books of account which the Trustee reasonably believes to be incorrect or inadequate in any respect;

     (b)  ensure that the Authorised Investments yield an amount (expressed as a percentage per annum) equal to or greater than the then current
          Investment Rate;

     (c)  deliver to the Trustee all documents necessary to enable the Trustee to have each and every Authorised Investment registered in the name of the Trustee or in the name of such other person or persons as approved by the Trustee;

     (d)  not deal in any way with any person except at arm's length in the ordinary course of business for valuable commercial consideration;

     (e)  not cease or materially change its business,

     (f)  not take any action in respect of a Loan which action is contrary to the terms of the Mortgage Insurance Policy covering that Loan unless it is approved by the relevant Mortgage Insurer;

     (g)  not take any action in respect of a Loan which action is contrary to the terms of any Title Insurance Policy covering that Loan unless it is approved by the relevant Title Insurer;

     (h)  not:

          (i)  amend or vary, or consent to any amendment or variation of,

          (ii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the repudiation of, or

          (iii) expressly or impliedly waive, or extend or grant time or indulgence of, any provision of or obligation under,

          any Transaction Document, where to do so would have an Adverse Effect;

     (i)  take such steps as are reasonably available to it to ensure that a
          Mortgage Insurer is not relieved from its liability under its Mortgage
          Insurance Policy;

     (j)  take such steps as are reasonably available to it to ensure that a
          Title Insurer is not relieved from its liability under any of its
          Title Insurance Policies;

     (k)  where it is required to make any calculation, give any notice or do any thing in order to enable the Trustee to perform its obligations under any Transaction Document - make that calculation, give that notice or do that thing;

     (l)  co-operate with the Trustee in respect of the establishment and maintenance by the Trustee of a compliance system relating to the
          Assets of the Trust and any Mortgage made by it which is reasonable in scope having regard to industry standards and criteria for the purposes of establishing a system for ensuring that the Trustee's obligations and liabilities under or in connection with the Assets of the Trust and those Mortgages are fully discharged and that the
          Trustee is informed of significant issues relating to any of them;

     (m)  take such actions as are necessary to enforce or enable the Trustee to enforce the rights of the Trustee under any Transaction Document;

     (n)  ensure that:

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          (i)  the aggregate amount of all Line of Credit Commitments at any time does not comprise more than 20% of the value of the Assets of the Trust;

          (ii) the aggregate of the amounts outstanding under the following
               Loans (as referred to in schedule 2):

                    (1)  Interstar "P&I Fixed" Account Loans; and

                    (2)  Interstar "IO Fixed" Account Loans,

               which form part of the Assets of the Trust does not comprise more than 25% of the value of the Assets of the Trust and must
               promptly:

                    (3)  notify each Designated Rating Agency; and

                    (4)  enter into such arrangements as each Designated Rating
                         Agency confirms will not result in the withdrawal,
                         qualification or downgrade of the rating of any Note,

               if, at any time, such aggregate exceeds 25% of the value of the
               Assets of the Trust;

          (iii) subject to any other provisions, there will be no restriction on the percentage of the Assets of the Trust which may comprise:

               (A)  Interstar "Premium" Account Loans; and

               (B)  Interstar "IO Float" Account Loans,

               as referred to in schedule 2;

          (iv) during any period when a fixed lower or acceptable rate of interest (as opposed to the higher or default rate of interest)
               is applicable under any Interstar "P&I Fixed" Account Loan or any
               Interstar "IO Fixed" Account Loan (as referred to in schedule 2)
               such rate of interest will not be less than the aggregate of:

               (A)  the rate equal to the Bank Bill Rate and the Spread (as defined in the Class A Currency Swap);

               (B)  the Expenses Margin; and

               (C)  0.25%;

          (v)  if, at any time after the Step-Up Margin Date, a fixed rate of interest is applicable under any Interstar "P&I Fixed" Account
               Loan or any Interstar "IO Fixed" Account Loan (as referred to in schedule 2), enter into such arrangements as each Designated
               Rating Agency confirms will not result in the withdrawal,
               qualification or downgrade of the rating of any Note;

     (o)  procure payment of any stamp duty payable in respect of transfers to the Trustee of Authorised Investments by Perpetual Trustees Victoria
          Limited as trustee of any trust (other than a Trust as defined in the
          Master Trust Deed); and

     (p)  in the event that it becomes aware of the Trustee failing to pay any
          Interest in relation to Class B Notes within 10 Business Days of the
          Payment Date on which the Interest was due to be paid, promptly notify each Designated Rating Agency.

     (q)  (i)  give the Trustee such directions; and

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          (ii) take such actions as may be taken by a third party on behalf of the Trustee,

          as are necessary to ensure that the Trustee complies with the Irish
          Stock Exchange listing rules.

7.8  ADDITIONAL REPRESENTATIONS AND WARRANTIES (LOANS) - SERVICER

     The Servicer makes the following representations and warranties to the
     Trust Manager, the Trustee, to each Noteholder and to the Security Trustee
     (who holds the benefit of the representations and warranties for the
     Mortgagees (as defined in the Security Trust Deed) in relation to a Sale
     Notice containing an offer in relation to which the Trust Manager has directed the Trustee to accept and the Loans, Loan Rights and Related
     Securities referred to in that Sale Notice (or the Loans originated in accordance with clause 9(b)(ii) or otherwise transferred to the Trustee by
     Perpetual Trustees Victoria Limited as trustee of a trust in accordance with the Master Trust Deed).

     (a)  (ELIGIBLE LOAN) As at the Cut-Off Date, each Loan which is specified in that Sale Notice (or so originated or transferred) is an Eligible
          Loan. In relation to any related Loan Security that is required to be registered with any Government Agency and which is not registered at the Cut-Off Date, it will be registered.

     (b)  (LOAN SECURITIES) It has not done, or omitted to do, anything which would prevent each Loan, Loan Security and Related Security which is specified in that Sale Notice (or so originated or transferred) from being valid, binding and enforceable against the relevant Obligor(s)
          in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

     (c)  (OWNERSHIP) In relation to each Loan Security which is specified in that Sale Notice (or the relevant Trust Manager's direction or transfer procedure), it has not done, or omitted to do anything which would prevent the relevant Obligor from being the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor of the relevant Mortgaged Property.

     (d)  (INSURANCE) As at the relevant Closing Date (or the date specified in the relevant Trust Manager's direction), each Loan which is specified in the Sale Notice (or the relevant Trust Manager's direction or transfer procedure) is the subject of a valid, binding and enforceable
          Mortgage Insurance Policy from a Mortgage Insurer for the scheduled term of that Loan. In the case of the assignment of Loans, the assignment of each such Loan to the Trustee is not contrary to the relevant Mortgage Insurance Policy. The Servicer has not done or omitted to do anything which might prejudicially affect or limit the rights of the Trustee under or in respect of a Mortgage Insurance
          Policy to the extent that those rights relate to that Loan or the related Loan Security. On transfer to the Trustee of legal title to a
          Purchased Loan (or on origination of a Loan), the Trustee will have the benefit of the relevant Mortgage Insurance Policy for that Loan.

     (e)  (SOLVENCY OF MORTGAGE INSURERS AND TITLE INSURERS) The officers of the
          Servicer who have responsibility for the transactions contemplated by the Transaction Documents do not have actual notice that any Mortgage
          Insurer under any Mortgage Insurance Policy or any Title Insurer under any Title Insurance Policy in relation to a Loan is insolvent or will be unable to pay a valid claim.

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     (f)  (SELECTION PROCESS) There is no fraud, dishonesty, material misrepresentation or negligence on the part of the Servicer in connection with the selection and offer to the Trustee of any Loans or related Loan Securities which are specified in that Sale Notice (or the relevant Trust Manager's direction or the transfer procedure).

     (g)  (NO RESCISSION, ETC) As at the Cut-Off Date, none of the Loans or Loan
          Securities which are specified in that Sale Notice (or the relevant
          Trust Manager's direction or the transfer procedure) were satisfied, cancelled, discharged or rescinded and the Mortgaged Property relating to each relevant Loan and Loan Security had not been released from the security of the relevant Loan Securities.

     (h)  (INTEREST RATE) Except as may be provided in a Loan Agreement or Loan
          Security which is specified in the Sale Notice (or the relevant Trust
          Manager's direction or the transfer procedure), and subject to applicable laws, the Servicer has not done, or omitted to do anything which would render the interest rate for each such Loan subject to any limitation, or to any consent, additional memoranda or other writing required from the relevant Obligor to give effect to a change in that rate and any change in that rate will be effective on notice being given to that Obligor in accordance with the terms of the relevant
          Loan or Loan Security.

     (i)  (ASSIGNABILITY) In the case of the assignment of Loans, all consents required in relation to the assignment of the Loans and the related
          Loan Rights specified in that Sale Notice (or the relevant Trust
          Manager's direction or the transfer procedure) have been obtained.
          Those Loans and Loan Rights are assignable.

     (j)  (ORDINARY COURSE OF BUSINESS) Between the relevant Cut-Off Date and the relevant Closing Date (or the date specified in the relevant Trust
          Manager's direction), the Servicer dealt with the Loans and the Loan
          Securities specified in the Sale Notice (or the relevant Trust
          Manager's direction or the transfer procedure) in the ordinary course of its business.

7.9  REPETITION OF REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

     The representations, warranties and undertakings set out in clauses 7.4,
     7.5, 7.6, 7.7 and 7.8 will be deemed to be repeated on each date upon which
     Notes are issued.

8.   TRANSFERS TO OTHER TRUST
--------------------------------------------------------------------------------

     The Trust Manager may, from time to time, direct the Trustee to transfer a
     Loan held by the Trustee to any Other Trust. That transfer:

     (a)  must be in accordance with clause 7 of the Master Trust Deed and the
          Series Notice for that Other Trust (as the case may be);

     (b)  must be for a consideration equal to the Unpaid Balance of that Loan;

     (c)  must not involve the transfer of a Loan which is in Arrears; and

     (d)  may only be made if there are funds available to that Other Trust to enable that Other Trust to pay the necessary consideration for the transfer.

     The Trustee must comply with that direction.

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9.   PREFUNDING
--------------------------------------------------------------------------------

     (a)  If on a Note Issue Date, the Purchase Price for the Purchased Loans is
          less than the amount received in Australian dollars by the Trustee from the proceeds of the issue of the Notes, the Trustee shall (at the direction of the Trust Manager) retain the difference between the two amounts to the extent it is not invested in Liquid Authorised
          Investments in accordance with this Series Notice (the PREFUNDING
          AMOUNT) in the Prefunding Account. The Prefunding Amount must not, at any time, exceed 25% of the sum of the Class A A$ Equivalent of
          US$[1,000,000,000], the Initial Principal Amount of the Class AB Notes
          and the Initial Principal Amount of the Class B Notes.

     (b)  The Trustee must, at the direction of the Trust Manager (at the Trust
          Manager's option), apply any or all of the Prefunding Amount to:

          (i)  acquire Loans:

               (A)  from the Approved Seller by the Approved Seller delivering to the Trustee (on or before the Prefunding End Date) a Sale
                    Notice in relation to those Loans in accordance with clause
                    8 of the Master Trust Deed (as amended by this Series
                    Notice); or

               (B)  from Perpetual Trustees Victoria Limited as trustee of a trust (on or before the Prefunding End Date) in accordance with the Master Trust Deed; or

          (ii) originate Loans in accordance with the procedures in the ordinary course of the Servicer's business (before the Prefunding End
               Date),

          provided that each Loan so acquired or originated:

          (iii) complies with the Eligibility Criteria; and

          (iv) would not result in the downgrade or withdrawal of rating of any
               Note by a Designated Rating Agency.

     (c)  On the Prefunding End Date, the balance of the Prefunding Amount that has not been applied under paragraph (b) shall be treated as Mortgage
          Principal Repayments received by the Trustee during the immediately preceding Collection Period and applied in accordance with clause 6.6 of this Series Notice.

     (d)  The Trustee shall maintain the Prefunding Account as an interest bearing account in accordance with the Transaction Documents
          (including clause 26 of the Master Trust Deed). The Trust Manager shall not direct the Trustee to, and the Trustee shall not make any withdrawal from, the Prefunding Account except for the following purposes:

          (i)  to apply the Prefunding Account in accordance with paragraphs (b)
               and (c) above;

          (ii) to transfer the credit balance of the Prefunding Account in accordance with clause 26.1(d) of the Master Trust Deed; and

          (iii) to pay Taxes payable in respect of the Prefunding Account.

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10.  BENEFICIARY
--------------------------------------------------------------------------------

10.1 ISSUE OF UNITS

     (a)  The beneficial interest in the Trust will be constituted by the issue of:

          (i)  a single residual capital unit (the RESIDUAL CAPITAL UNIT); and

          (ii) such numbers of residual income units (each, a RESIDUAL INCOME
               UNIT) as the Trustee may issue from time to time in accordance with this clause 10.1 and clause 10.3.

          The holders of the Residual Capital Unit and the Residual Income Units
          (each, a UNIT) hold the beneficial interest in the Trust in accordance with the Master Trust Deed and this Series Notice.

     (b)  The Trustee must, on payment by the relevant Beneficiary of the issue price of the Unit specified below, issue a Unit by registering that
          Beneficiary's name in the register kept under this clause 10. A failure by the Trust Manager to issue a Unit does not affect the
          Beneficiary's rights as beneficiary of the Trust under the Master
          Trust Deed and this Series Notice.

10.2 RESIDUAL CAPITAL UNIT

     (a)  The holder of the Residual Capital Unit is Allens Arthur Robinson
          Corporate Advisory Pty Ltd.

     (b)  The issue price of the Residual Capital Unit is the amount of A$10, paid on establishment of the Trust.

     (c)  The holder of the Residual Capital Unit has no right to receive distributions in respect of the Trust other than the right to receive the amount of A$10 on the termination of the Trust. The Residual
          Capital Unit may not be redeemed at any other time or in any other way.

     (d)  The Residual Capital Unit is not transferable.

     (e)  No other Residual Capital Units may be issued.

10.3 RESIDUAL INCOME UNIT

     (a)  A person may, with the consent of the Trust Manager and (where there is at that time any existing holder of a Residual Income Unit) that holder (each of whose consent may be given or withheld in their absolute discretion), become the holder of a Residual Income Unit by paying the issue price for the Residual Income Unit.

     (b)  The issue price of a Residual Income Unit will be the amount agreed between the Trust Manager and the person applying for the Residual
          Income Unit.

     (c)  The beneficial interest held by the Residual Income Beneficiaries is limited to the Trust and each Asset of the Trust (other than any Asset of the Trust held on trust for the holder of the Residual Capital Unit under clause 10.2) subject to and in accordance with the Master Trust
          Deed and this Series Notice.

     (d)  Subject to clause 29 of the Master Trust Deed, no Residual Income
          Beneficiary has a right to receive distributions in respect of the
          Trust other than:

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          (i)  the right to receive, pari passu, distributions in respect of the
               Trust under the Master Trust Deed and this Series Notice to the extent that Beneficiary Distributions are available for
               distribution under the Master Trust Deed and this Series Notice;
               and

          (ii) the right to receive, pari passu, on the termination of the Trust the entire beneficial interest of the Trust, subject to the rights of the holder of the Residual Capital Unit.

     (e)  Residual Income Units may not be redeemed at any other time or in any other way.

     (f)  Each Residual Income Unit is transferable in accordance with clause
          10.5.

10.4 REGISTER

     (a)  The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 10.4 (the
          REGISTER).

     (b)  The Trustee will keep the Register at its registered office in a form that it considers appropriate and will enter the following particulars.

          (i)  The name and address of the holder of each Unit.

          (ii) The date on which the name of the holder of each Unit is entered in the Register.

          (iii) The date on which the holder of a Unit ceases to be registered as the holder of that Unit.

          (iv) The subscription moneys initially paid for each Unit, and the aggregate subscription moneys of all Units from time to time.

          (v)  Any other details which the Trustee may consider necessary or desirable.

     (c)  The holder of a Unit shall promptly notify the Trustee of any change of name or address and the Trustee will alter the Register accordingly.

     (d)  Without limiting clause 10.1, the interest of any holder in a Unit will be constituted by registration in the register.

10.5 TRANSFER OF UNITS

     (a)  (i)  Subject to clause 10.2(d), the holder of a Unit may transfer the
               Unit by instrument in writing in any form approved by the
               Trustee. No fee will be charged on the transfer of a Unit.

          (ii) An instrument of transfer shall be executed by or on behalf both of the transferor and the transferee.

          (iii) A transferor of a Unit remains the holder of the Unit transferred until the transfer is registered and the name of the transferee is entered in the register in respect of the Unit.

     (b)  The instrument of transfer of a Unit must be left for registration at the address where the Register is kept on which the Unit to which the transfer relates are registered. It must be left together with any information that the Trustee properly requires to show the right of the transferor to make the transfer.

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     (c)  The Trustee must notify each Designated Rating Agency and the Trust
          Manager of any transfer of Units under this clause 10.5.

10.6 LIMIT ON RIGHTS

     Each Beneficiary is subject to, and bound by, the provisions of the Master
     Trust Deed (including clause 9.1 and 11.1).

11.  NOTE TRUSTEE
--------------------------------------------------------------------------------

11.1 CAPACITY

     The Note Trustee is a party to this Series Notice in its capacity as trustee for the Class A Noteholders from time to time under the Note Trust
     Deed.

11.2 EXERCISE OF RIGHTS

     (a)  The rights, remedies and discretions of the Class A Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note Trust Deed and the Security Trust Deed.

     (b)  The Class A Noteholders, except as otherwise provided in the Note
          Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Mortgaged Property in accordance with the
          Transaction Documents.

11.3 REPRESENTATION AND WARRANTY

     The Note Trustee represents and warrants to each other party to this Series
     Notice that it has the power under the Note Trust Deed to enter into the
     Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of, the Class A
     Noteholders.

11.4 PAYMENTS

     Any payment to be made to the Class A Noteholders under the Transaction
     Documents may be made to the Principal Paying Agent or the Note Trustee (as the case may be) in accordance with the Agency Agreement and the Note Trust
     Deed.

12.  TAX REFORM
--------------------------------------------------------------------------------

12.1 TAXATION OF TRUSTS AND CONSOLIDATED GROUPS

     The parties acknowledge that:

     (a)  the Commonwealth Government has withdrawn draft legislation under which non-fixed trusts would have been taxed as companies from 1 July
          2001 but has indicated its intention to take steps to avoid tax abusive use of trusts which may include taxing some trusts as companies;

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     (b)  the Commonwealth Government has released legislation in relation to the tax consolidation regime. Whilst the Trust will not, as structured, form part of a consolidated group of companies and trusts for tax purposes (a CONSOLIDATED TAX GROUP), if the Trust becomes a member of a consolidated tax group, under the Act, the Trustee could be liable for all, or a share, of a tax-related liability of the head company of that consolidated tax group (a GROUP TAX LIABILITY) if:

          (i)  the head company of the consolidated tax group does not pay that group tax liability by the time it becomes due and payable; and

          (ii) that group tax liability is not covered by a valid and effective tax sharing agreement for the purposes of section 721-25 of the
               Income Tax Assessment Act 1997 (A VALID TAX SHARING AGREEMENT);
               and

     (c)  it is in the interest of all parties, including the Trustee, the
          Noteholders and the Beneficiaries, that:

          (i)  the Trustee always be in a position to pay any tax liability when due;

          (ii) the payment of tax by the Trustee must not affect the amount of principal or interest payable on the Notes or the timing of such payments; and

          (iii) the rating of the Notes be maintained.

12.2 AMENDING BILL - TAXATION OF TRUSTS

     If and when an amending Bill is introduced into the Federal Parliament (the
     AMENDING BILL), and the result of that amending Bill if it becomes law will be that the Trustee will become liable to pay tax on the net income of the
     Trust (as described in clause 12.1(a)), then:

     (a)  the Trust Manager shall promptly consult with the Trustee and each
          Designated Rating Agency to determine what changes, if any, are necessary to the cashflow methodology in clause 6 to achieve the objective referred to in clause 12.1(c) (the OBJECTIVE); and

     (b)  within one month of the amending Bill being introduced into the
          Federal Parliament (or such longer time as the Trustee and each
          Designated Rating Agency permit) the Trust Manager shall provide a written recommendation to the Trustee and use its best endeavours to provide a draft deed amending this Series Notice that, if executed, will achieve the Objective.

     If and when the amending Bill becomes law and upon the Trustee being notified that the draft deed amending this Series Notice will achieve the
     Objective (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers) and each of the other parties to this Series Notice being reasonably satisfied that it will not be adversely affected by the proposed amendments to this Series Notice, each party to this Series Notice shall execute that amendment deed.

     If the Trust Manager and the Trustee cannot agree to amend the Series
     Notice, they will proceed with unwinding the transaction.

12.3 GROUP TAX LIABILITIES

     If the Trust becomes a member of a consolidated tax group and the head company of that consolidated tax group does not at that time, or at any subsequent time, provide evidence to the satisfaction of the Trustee (which may rely upon the advice of tax lawyers, amongst others) that the

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     tax liabilities of the consolidated group are covered by a valid tax sharing agreement that apportions those tax liabilities to the Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it) then:

     (a)  the Trustee shall, as soon as is practicable, take steps to ensure that the Trust ceases to be a member of that consolidated group;

     (b)  the Trust Manager shall promptly consult with the Trustee and each
          Designated Rating Agency to determine what changes, if any, are necessary to the cashflow methodology in clause 6 to achieve the
          Objective; and

     (c)  within one month of such consultations commencing (or such longer time as the Trustee and each Designated Rating Agency may permit) the Trust
          Manager shall provide a written recommendation to the Trustee and use its best endeavours to provide a draft deed amending this Series
          Notice that, if executed, will achieve the Objective.

     Upon the Trustee being notified that the draft deed amending this Series
     Notice will achieve the Objective (and in this regard the Trustee may rely upon advice of tax lawyers, amongst others) and each of the other parties to this Series Notice being reasonably satisfied that it will not be adversely affected by the proposed amendments to this Series Notice, each party to this Series Notice shall execute that amendment deed.

     If the Trust Manager and the Trustee cannot agree to amend this Series
     Notice, or that amendments to this Series Notice are not necessary, they will proceed with unwinding the transaction.

12.4 EVIDENCE OF TAX SHARING AGREEMENT

     The Trust Manager shall procure that the head company of a consolidated tax group of which the Trust becomes a member will:

     (a)  ensure that the group tax liabilities of that consolidated tax group are covered by a valid tax sharing agreement; and

     (b)  provide evidence of such a tax sharing agreement being in place for the purposes of clause 12.3:

          (i)  at the time the Trust becomes a member of the consolidated tax group; and

          (ii) on each occasion that there is any alteration, amendment or replacement of a tax sharing agreement covering the tax
               liabilities of the consolidated tax group.

12.5 OBJECTIVE

     Provided that the Trustee and the Designated Rating Agencies receive written advice from an experienced and reputable tax lawyer or tax accountant to the effect that if the cashflow methodology, as amended under clause 12.2 or 12.3, is followed the Objective will be met, and each
     Designated Rating Agency confirms in writing that the change in Tax law or the amendment under clause 12.2 or 12.3 (as the case may be) will not give rise to the downgrade or withdrawal of the rating of any Note rated by it:

     (a)  the Trustee shall not be obliged to obtain the consent of any
          Noteholder, Creditor or Beneficiary to the amendment; and

     (b)  subject to its terms, the amendment shall be effective when executed, and may:

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          (i)  permit the Trustee to accumulate a reserve out of moneys that would otherwise be payable to any Beneficiary; and/or

          (ii) provide for Tax to be paid out of moneys that would otherwise have been payable to any Beneficiary.

12.6 BENEFICIARIES

     Without limiting clause 12.5, in formulating a proposal to meet the
     Objective, the Trust Manager shall have regard to the impact of any change to the cashflow methodology to the Beneficiaries, and shall consider proposals made by the Beneficiaries that will enable the Trustee to meet the Objective.

13.  ATTORNEYS
--------------------------------------------------------------------------------

     Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

14.  GOVERNING LAW
--------------------------------------------------------------------------------

     This Series Notice is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

15.  ANCILLIARY FACILITIES
--------------------------------------------------------------------------------

15.1 ANCILLARY FACILITIES

     (a)  Notwithstanding any other provision of the Transaction Documents in relation to the Trust (including the Master Trust Deed, the Security
          Trust Deed and the Servicing Agreement), the Trust Manager, the
          Servicer and the Trustee may:

          (i)  enter into and perform;

          (ii) carry out any transaction contemplated by; and

          (iii) pay any amount payable or incurred under,

          any Ancillary Facility Document.

     (b)  Without limiting the generality of paragraph (a):

          (i)  the Trustee may mix, join or co-mingle all or any part of the
               Assets of the Trust with any other assets, investments or other property held or owned by the Trustee (in its capacity as trustee or custodian of any Other Trust, or custodial program which relates to the Interstar Millennium Trusts) in:

               (A)  entering into and performing;

               (B)  carrying out any transaction contemplated by; and

               (C)  paying any amount payable or incurred under,

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               any Ancillary Facility Document provided that, except in the case of the powers in paragraphs (vii) and (viii), Moody's has first confirmed in writing that nothing in this paragraph (i) will adversely affect Moody's rating of any Notes;

          (ii) the Trustee has the power to pay or to contribute towards payment of any amount payable or liability incurred by the Trustee arising out of, or in connection with, any Ancillary Facility even though the amount payable or liability incurred:

               (A)  does not relate specifically to the Trust; and/or

               (B)  relates to a number of trusts or custodial arrangements which includes the Trust,

               provided that, except in the case of the powers in paragraphs
               (vii) and (viii), Moody's has first confirmed in writing that nothing in this paragraph (ii) will adversely affect Moody's rating of any Notes;

          (iii) the Trustee has the power to pay any fees, charges, commissions, disbursements or any other outgoings to any person arising out of, or in connection with, the Authorised Investments or any
               Ancillary Facility;

          (iv) an Obligor under a Purchased Loan shall be entitled to make any repayment under the relevant Loan Agreement or Mortgage
               (including any Additional Repayment) utilising any payment method as approved by the Trust Manager from time to time including any payment by way of cheque, paperless direct credit entry or the payment method known as "BPAY";

          (v)  the Trust Manager, the Servicer and the Trustee may give any indemnity in respect of any debt or other obligation owing to any person arising out of, or in connection with, the Authorised
               Investments or any Ancillary Facility, including the power to make any payment pursuant to any such obligation, in accordance with the Ancillary Facility Documents; and

          (vi) the Security Trustee confirms that the entry into and performance of any Ancillary Facility Document, the carrying out of any transaction contemplated by any Ancillary Facility Document, and the payment of any amount payable or incurred under any Ancillary
               Facility Document, by the Trust Manager, the Servicer or the
               Trustee does not constitute any Event of Default under the
               Security Trust Deed,

          and the Trustee has power to:

          (vii) deposit moneys into a joint account in which the money of Other
               Trusts are or may be deposited; and

          (viii) permit the drawing by an Obligor of any moneys from that joint account, notwithstanding that an Obligor is an Obligor in respect of one trust only, and the moneys are commingled with moneys of
               Other Trusts.

     (c)  The Trustee and the Trust Manager agree that the Ancillary Facility
          Documents will apply in respect of the Trust.

     (d)  For the avoidance of doubt, notwithstanding any other provision of this Series Notice, the Trustee (at the direction of the Trust
          Manager) must apply Excess Spread from the Trust or any Other Trust to meet any fees, costs and expenses and to pay any amounts described in

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          clauses 15.1(b)(iii) and 15.1(b)(v) and any other amounts due to NAB under any Ancillary Facility (including, without limitation, any amounts required to be applied under clause 6 of the Facilities
          Agreement) and Interstar Securities (Australia) Pty Limited
          acknowledges that such Excess Spread must be so applied.

15.2 RECORD KEEPING OBLIGATIONS OF TRUST MANAGER

     In addition to and without limiting any obligations under any Finance
     Document, the Trust Manager:

     (a)  must keep proper records and accounts in relation to funds in any
          Drawings Account, drawings by the relevant Borrower or Mortgagor (as defined in the Ancillary Facility Documents) made using any of the facilities or functionality provided by NAB under the Ancillary
          Facility Documents and fees charged to any Drawings Account, and shall make those records and accounts available to any party on request; and

     (b)  undertakes for the benefit of the Trustee to:

          (i)  comply with all its obligations under the Ancillary Facility
               Documents and undertakes to use its best endeavours to ensure that each of the matters referred to in clauses 4.20 and 5.8 of the Ancillary Facility Document which is the Cheque Deposit and
               Direct Paperless Entry Facilities Agreement is complied with irrespective of whether it has an obligation to NAB to do so; and

          (ii) ensure that no Facilities Cheque or Direct Paperless Entry (as defined in the Ancillary Facility Documents) which it instructs or allows NAB to accept, honour or pay will:

               (A)  result in a Borrower or Mortgagor (as defined in the
                    Ancillary Facility Documents) redrawing more than can
                    properly be redrawn in accordance with the terms of that
                    Borrowers' or Mortgagor's Loan Agreement; or

               (B)  result in a debit to the Drawings Account in an amount which, taking into account all other transactions on the
                    Drawings Account, exceeds the amount in the Drawings Account which is referrable to the Trust which holds the Loan under which the Facilities Cheque or Direct Paperless Entry was
                    drawn or authorised.

     (c)  In this clause 15.2, DRAWINGS ACCOUNT means:

          (i)  any account referred to in the Ancillary Facility Documents as a
               Trust Drawings Account or a Nominated Account; or

          (ii) any other account which the parties agree is to be a Drawings
               Account.

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SCHEDULE 1

     An Eligible Loan means a Loan which, as at the Cut-Off Date for that Loan has the following characteristics:

     (a)  is denominated and payable only in Australian dollars in Australia;

     (b)  the interest rate applicable to the Loan must be either:

          (i)  a variable rate based upon any determinant as may be considered appropriate by the Servicer in its absolute discretion;

          (ii) a fixed rate provided that a Loan shall only incorporate a fixed rate of interest where:

               (A)  the fixed rate does not apply for a continuous period exceeding five years from:

                    (1)  the settlement date of the Loan where the Loan bears a fixed rate of interest from the date it is settled; or

                    (2)  the date on which the Loan starts to bear a fixed rate of interest, where that Loan either:

                         (a)  bears a floating rate of interest and is
                              converting to a fixed rate of interest; or

                         (b)  bears a fixed rate of interest which is scheduled
                              to convert to a floating rate of interest but
                              (with the approval of the relevant Mortgage
                              Insurer) the relevant Obligor has elected to pay a
                              new fixed rate of interest; and

               (B)  the fixed rate cash flows are swapped to a floating rate pursuant to an Interest Rate Swap and the floating rate
                    payable by the Swap Provider is set on the same dates as the
                    Interest Rate is set on Notes; or

          (iii) a combination of a variable rate (as described in sub-paragraph
               (b)(i)) as to part of the Loan Amount and a fixed rate (as described in sub-paragraph (b)(ii)) as to the balance of the Loan
               Amount;

     (c)  is secured by a Mortgage that constitutes a first ranking mortgage over freehold land or Crown leasehold land in Australia which is or will be registered under Real Property Legislation and satisfies the following criteria:

          (i)  in the case of a Loan other than a Low Documentation Loan, the amount secured or to be secured by the Mortgage must not exceed
               A$1,500,000;

          (ii) in the case of a LoDoc Loan, the amount secured or to be secured by the Mortgage must not exceed A$800,000;

          (iii) in the case of an EasyDoc Loan, the amount secured or to be secured by the Mortgage must not exceed:

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               (A)  where the Subject Property is property within the
                    metropolitan areas of Australia other than Tasmania, the
                    Northern Territory, South Australia, Western Australia and
                    the Australian Capital Territory, A$800,000; or

               (B)  where the Subject Property is property within the
                    metropolitan areas of Tasmania, the Northern Territory,
                    South Australia, Western Australia and the Australian
                    Capital Territory or within the regional centres of
                    Australia, A$500,000;

          (iv) in respect of a Mortgage:

               (A)  to secure a Loan (other than a Low Documentation Loan) for a principal amount:

                    (1)  not exceeding A$500,000 - the Loan to Value Ratio in
                         respect of that Loan must not exceed 95%;

                    (2)  exceeding A$500,000 but not exceeding A$1,000,000 - the
                         Subject Property must constitute a single property
                         within the metropolitan areas of Sydney, Melbourne,
                         Brisbane, Adelaide or Perth and the Loan to Value Ratio
                         in respect of that Loan must not exceed 80%;

                    (3)  exceeding A$1,000,000 but not exceeding A$1,250,000 -
                         the Subject Property must constitute a single property
                         within the metropolitan areas of Melbourne or Sydney
                         and the Loan to Value Ratio in respect of that Loan
                         must not exceed 75%; and

                    (4)  exceeding A$1,250,000 - the Subject Property must
                         constitute a single property within the metropolitan
                         areas of Melbourne or Sydney and the Loan to Value
                         Ratio in respect of that Loan must not exceed 65%.

               (B)  to secure a LoDoc Loan for a principal amount of:

                    (1)  not exceeding A$600,000 - the Subject Property must
                         constitute a single property within the metropolitan
                         areas or regional centres of Australia and the Loan to
                         Value Ratio in respect of that Loan must not exceed
                         80%; or

                    (2)  exceeding A$600,000 but not exceeding A$800,000 - the
                         Subject Property must constitute property within the
                         metropolitan areas of New South Wales, Victoria or
                         Queensland and the Loan to Value Ratio in respect of
                         that Loan must not exceed 80%;

               (C)  to secure an EasyDoc Loan, the Loan to Value Ratio in respect of that Loan must not exceed 65%;

          (v)  the Subject Property has a completed residential dwelling erected thereon;

          (vi) the Subject Property has a residential dwelling erected on it, which dwelling is covered by fire and general insurance and the insurance policy in respect of such cover must be endorsed with the name of the Trustee as mortgagee;

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          (vii) the Subject Property is valued by a valuer approved of by the
               Servicer unless:

               (A)  the Loan to Value Ratio does not exceed 80%;

               (B)  the Loan Amount does not exceed:

                    (1)  A$250,000 when secured over a single property within
                         the metropolitan area of Sydney;

                    (2)  A$200,000 when secured over a single property within
                         any other city and metropolitan areas of Australia; or

                    (3)  A$150,000 when secured over a single property within
                         any other areas of Australia; and

               (C)  the predominant purpose of the Loan is the purchase of the
                    Subject Property; and

          (viii) all security documents have been:

               (A)  prepared by law firms or Title Insurers appointed by and acting for the Approved Seller and the Servicer or, where
                    Loans are originated by the Trustee, acting for the Trustee and the Servicer; and

               (B)  prepared in accordance with applicable Consumer Credit
                    Legislation;

     (d)  which, together with all other Loans held by the Trustee, has the following characteristics:

          (i)  at least 90% of the aggregate Subject Property of all Loans must be located in metropolitan areas of the capital cities and major regional centres of Australia; and

          (ii) not more than 15% of the aggregate Loan Amount of the Loans shall comprise individual Loans each with a Loan Amount exceeding
               A$500,000 and secured by a Mortgage over a single property;

     (e)  (i)  the Approved Seller is the beneficial owner of each Loan and
               Mortgage at the time of the equitable assignment;

          (ii) the Trustee will be the legal owner of each Loan and Mortgage after that assignment (free of any encumbrances);

          (iii) the Loan and Mortgage are valid and enforceable;

          (iv) all applicable stamp duties have been paid on the Mortgage;

          (v)  the Loan and Mortgage will form part of the Assets of the Trust;

          (vi) the whole of the right, title and interest of the mortgagee under the Mortgage will be acquired by the Trustee;

          (vii) the Loan has been serviced and managed in accordance with the requirements of the Servicer's policy and procedures manual;

          (viii) the Mortgage Insurance Policy and any Title Insurance Policy in
               relation to the Loan and the related Mortgage does not restrict the assignment to the Trustee;

          (ix) the Loan is not in Arrears over 30 days at the Cut-Off Date;

          (x)  the Loan is subject to monthly, half-monthly, fortnightly or weekly payments which fully amortise the Loan over its term provided that;

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               (A)  in the case of an Interstar "Capitalising Line of Credit"
                    Account no payments of interest or repayments of principal are required (and interest under the Loan may capitalise)
                    for the relevant no payment period (which period cannot
                    exceed 10 years), unless and until the principal outstanding balance of the Loan equals or exceeds its scheduled maximum principal balance, at which time the relevant Obligor must make monthly, twice-monthly, fortnightly or weekly payments of interest; and

               (B)  in the case of an Interstar "Non-Capitalising Line of
                    Credit" Account, an Interstar "IO Float" Account or an
                    Interstar "IO Fixed" Account, no repayments of principal are required for the relevant interest only period (which period cannot exceed 10 years);

          (xi) the Loan Agreement and the Mortgage comply in all material respects with all applicable laws (including any Consumer Credit
               Legislation);

          (xii) the Loan Agreement and the Mortgage are assignable by the
               Approved Seller in equity without prior consent being required from, or notice of the assignment needing to be given to, the mortgagor, the Obligor or any other person; and

          (xiii) the Loan Agreement and the Mortgage have been duly authorised and are in full force and effect and constitute legal, valid and binding obligations of the relevant Obligor and mortgagor
               enforceable against that Obligor and mortgagor in accordance with its terms and is not subject to any dispute, offset or
               counterclaim;

     (f)  is covered by a valid, binding and enforceable Mortgage Insurance
          Policy;

     (g)  has an Obligor (and where the Servicer so requires, a guarantor) that is a natural person or a corporation;

     (h)  was approved and (if relevant) originated by the Servicer in the ordinary course of its business;

     (i)  the relevant Obligor in respect of which is required to repay the Loan by no later than one year prior to the Maturity Date; and

     (j)  does not require (nor does the relevant Loan Agreement require) the
          Trustee to provide any Redraws or other advances once the initial funding has been provided under the relevant Loan Agreement.

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SCHEDULE 2

LOAN TYPES
--------------------------------------------------------------------------------

The Loans may consist of one or more of the following types:

--------------------------------------------------------------------------------
NAME OF LOAN                          GENERAL CHARACTERISTICS OF LOAN
--------------------------------------------------------------------------------
Interstar "Premium" Account           Amortising principal and interest
                                      repayment ("P&I") loans with an interest
                                      rate variable at the discretion of the
                                      Servicer and incorporating limited
                                      "redraw" facilities that will be available
                                      to borrowers only at the sole discretion
                                      of the Servicer.

--------------------------------------------------------------------------------
Interstar "P&I Fixed" Account         Amortising "P&I" loans with an interest
                                      rate fixed for a specific period of up to
                                      five years after which the interest rate
                                      converts to a variable rate at the
                                      direction of the Servicer.

--------------------------------------------------------------------------------
Interstar "IO Float" Account          Non-amortising loans requiring interest
                                      only repayments by the borrowers for a
                                      specific initial period of up to ten years
                                      with an interest rate variable at the
                                      discretion of the Servicer. At the
                                      expiration of the period the loans convert
                                      to the standard amortising "P&I" loans
                                      with an interest rate variable at the
                                      discretion of the Servicer.

--------------------------------------------------------------------------------
Interstar "IO Fixed" Account          Non-amortising loans requiring interest
                                      only repayments by the borrowers for a
                                      specific period of up to five years with
                                      an interest rate fixed for this period. At
                                      the expiration of the initial period the
                                      loans convert to the standard amortising
                                      "P&I" loans with an interest rate variable
                                      at the discretion of the Servicer.

--------------------------------------------------------------------------------
Interstar "Non Capitalising Line of   Non-amortising line of credit "I&O" loans
Credit" Account                       requiring interest only payments for a
                                      period of up to 10 years with an interest
                                      rate variable at the discretion of the
                                      Servicer, and incorporating facilities
                                      that allow borrowers to:

                                      (a)  draw funds up to a predetermined
                                           amortising limit;

                                      (b)  repay some or all of those funds; and

                                      (c)  redraw those funds again up to the
                                           then-current amortised limit subject
                                           always to such right to redraw funds
                                           being at the absolute discretion of
                                           the Servicer, during the life of the
                                           loan facility.

                                      At the end of the interest only period the
                                      loans convert to standard

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Series Notice                                             Allens Arthur Robinson
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--------------------------------------------------------------------------------
NAME OF LOAN                          GENERAL CHARACTERISTICS OF LOAN
--------------------------------------------------------------------------------
                                      amortising "P&I" loans with an interest
                                      rate variable at the discretion of the
                                      Servicer.
--------------------------------------------------------------------------------
Interstar "Split" Account             A combined facility which:

                                      (a)  as to a specified dollar proportion
                                           of the facility has the general
                                           characteristics of one type of Loan
                                           as referred to above; and

                                      (b)  as to the remaining dollar proportion
                                           of the facility has the general
                                           characteristics of another type of
                                           Loan as referred to above.
--------------------------------------------------------------------------------
Interstar "Capitalising Line of       Non-amortising, interest only line of
Credit" Account                       credit allowing capitalisation of interest
                                      up to the facility level for a period of
                                      up to 10 years with an interest rate
                                      variable at the discretion of the
                                      Servicer, and incorporating facilities
                                      that allow borrowers to:

                                      (b)  draw funds up to a predetermined
                                           amortising limit;

                                      (c)  repay some or all of those funds; and

                                      (d)  Redraw those funds again up to the
                                           then-current amortised limit subject
                                           always to such right to redraw funds
                                           being at the absolute discretion of
                                           the Servicer.

                                      during the life of the loan facility.

                                      At the end of the interest only period the
                                      loans convert to standard amortising non
                                      interest capitalising "P&I" loans with an
                                      interest rate variable at the discretion
                                      of the Servicer.

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Series Notice                                             Allens Arthur Robinson
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EXECUTED as a deed.

Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES VICTORIA LIMITED
by its attorney in the presence of:

-----------------------------------          -----------------------------------
Witness Signature                            Attorney Signature

-----------------------------------          -----------------------------------
Print Name                                   Print Name

TRUST MANAGER

SIGNED SEALED AND DELIVERED for
INTERSTAR SECURITISATION MANAGEMENT
PTY LIMITED by its attorney in the
presence of:

-----------------------------------          -----------------------------------
Witness Signature                            Attorney Signature

-----------------------------------          -----------------------------------
Print Name                                   Print Name

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Series Notice                                             Allens Arthur Robinson
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SERVICER

SIGNED SEALED AND DELIVERED for
INTERSTAR WHOLESALE FINANCE PTY
LIMITED by its attorney in the
presence of:

-----------------------------------          -----------------------------------
Witness Signature                            Attorney Signature

-----------------------------------          -----------------------------------
Print Name                                   Print Name

SECURITY TRUSTEE

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEE COMPANY LIMITED
by its attorney in the presence of:

-----------------------------------          -----------------------------------
Witness Signature                            Attorney Signature

-----------------------------------          -----------------------------------
Print Name                                   Print Name

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Series Notice                                             Allens Arthur Robinson
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APPROVED SELLER

SIGNED SEALED AND DELIVERED for
INTERSTAR WHOLESALE FINANCE PTY
LIMITED by its attorney in the
presence of:

-----------------------------------          -----------------------------------
Witness Signature                            Attorney Signature

-----------------------------------          -----------------------------------
Print Name                                   Print Name

NOTE TRUSTEE, CALCULATION AGENT, PRINCIPAL PAYING AGENT AND NOTE REGISTRAR

EXECUTED AS A DEED by THE BANK OF
NEW YORK in the presence of:

-----------------------------------          -----------------------------------
Witness Signature                            Attorney Signature

-----------------------------------          -----------------------------------
Print Name                                   Print Name

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